    As filed with the Securities and Exchange Commission on January 4, 2008

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                  FORM N-CSR


             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES


                  Investment Company Act file number 811-3023

                                  FORUM FUNDS
                              Two Portland Square
                             Portland, Maine 04101
                                 207-879-1900

                 SIMON D. COLLIER, PRINCIPAL EXECUTIVE OFFICER
                              Two Portland Square
                             Portland, Maine 04101
                                 207-553-7110


Date of fiscal year end: October 31

Date of reporting period: November 1, 2006 - October 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS.

[LOGO] DOVER
INVESTMENTS

ANNUAL REPORT

OCTOBER 31, 2007
Dover Responsibility Fund

                                    [GRAPHIC]

                               TABLE OF CONTENTS


   A Message to Our Shareholders.........................................  1

   Performance Chart and Analysis........................................  5

   Schedule of Investments...............................................  6

   Statement of Assets and Liabilities...................................  8

   Statement of Operations...............................................  9

   Statements of Changes in Net Assets................................... 10

   Financial Highlights.................................................. 11

   Notes to Financial Statements......................................... 13

   Report of Independent Registered Public Accounting Firm............... 17

   Additional Information (Unaudited).................................... 18

DOVER RESPONSIBILITY FUND
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2007
--------------------------------------------------------------------------------


Dear Fellow Shareholders:

The year ended October 31, 2007 produced generally strong investment results for U.S. equity investors, with the S&P 500 Index ("Index") delivering a total return of 14.56%. The Dover Responsibility Fund ("Fund") Institutional shares slightly underperformed the Index with a year to date return of 13.50%. However, we are pleased that our overall security selection methodology successfully identified companies that we believe are well-positioned to achieve long-term capital appreciation, and we have taken steps to further enhance our overall portfolio construction process.

The three largest contributors to the returns of both the Index and the Fund were the Information Technology, Energy, and Industrials sectors. Several of the Fund's larger positions provided strong returns during the year, including Microsoft, Intel, Cisco Systems, Exxon Mobil, Chevron, Conoco Phillips, Boeing, and Caterpillar.

Similar to the overall U.S. equity market, the largest negative contributors to the annual performance of the Fund were the Consumer Discretionary and Financial sectors, each of which had slightly negative returns during the year. At the individual security level, Citigroup, Bank of America, Whirlpool, and Starbucks all were negative contributors to our Fund.

In general, it is our practice to maintain portfolio representation across the major industry groups, in the belief that diversification reduces portfolio volatility. This past year we also adopted the practice of maintaining overall sector neutrality versus the S&P 500 Index. By doing so, we aim to significantly mitigate any performance deviations against our benchmark that may result from sector weight differences.

MARKET REVIEW AND OUTLOOK

The year 2007 was a period of profound change in the United States economy. Economic growth slowed by more than a percentage point, from more than 6% in 2006 to less than 5% in 2007. But unfortunately, market interest rates didn't respond to the economic slowdown- rates actually edged higher in 2007. As a result of these divergent trends, a very unusual period in U.S. financial history appears to have come to a close. We think the next two years are likely to look and feel very different from the past three or four.

RATES OF GROWTH AND RATES OF INTEREST

In a highly deregulated financial system like ours, the relationship between economic growth and interest rates determines the demand for credit. Normally, market interest rates are higher than the pace of Gross Domestic Product ("GDP") and income growth. This alignment naturally dampens the demand for credit since the expected income growth of many potential borrowers is simply not high enough to cover the cost of a new or larger loan. But when GDP growth accelerated sharply in mid-2003 and income growth moved above the level of interest rates, millions of individual financial calculations began to change. For a growing cross-section of the American public, the logic of increased borrowing became more and more compelling.

DOVER RESPONSIBILITY FUND
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2007
--------------------------------------------------------------------------------


But as the calendar turned and we progressed through the decade, healthy income-based lending often gave way to less healthy asset-based lending. A prolonged period of strong and uninterrupted income growth caused both borrowers and lenders to lower their guard and engage in increasingly risky forms of credit creation. Who would have predicted back in the summer of 2003 that in less than three years the alliance of mortgage brokers, investment banks, credit rating agencies and yield-hungry institutional investors would, acting together, grant many Americans loans to buy residential real estate with little or no income or asset documentation? Or that many highly cyclical businesses would be taken private with very high debt to equity ratios by so-called private equity firms?

Now that the gap between income growth and market interest rates has closed, the financial calculus supporting many of the most leveraged transactions is breaking down. Credit growth has slowed sharply, while credit defaults and delinquencies are rising. Residential real estate prices are falling as the inventory of both new and existing homes climbs. Corporate earnings growth has turned negative and this, in turn, is starting to push down U.S. equity prices.

Many market participants appear to believe that this new, less friendly, financial climate of late 2007 will be short lived. According to this line of thinking, all the markets need is for the Federal Reserve to open the monetary spigot wide enough. And that will quickly arrest the declines in housing prices and corporate earnings. They may be right, but we are skeptical. In our eyes, all that really happened in 2007 was that the relative position of market interest rates and the rate of economic growth returned to "normal" in the United States. In a long-term perspective, it is the period from mid-2003 through the end of 2006 that looks highly unusual. So it should probably not be too surprising that many of the new, and in some instances, highly creative, financial structures erected in that period are not holding up very well in a more normal financial climate.

TWO PROTRUDING NAILS

There is a Japanese proverb that states "protruding nails will quickly be hammered down." When we survey the financial landscape at year end 2007, we see two "protruding nails." One is housing, specifically home prices. Despite the recent declines, national home prices are still 114% higher than they were ten years (or 40 quarters) ago. This rate of appreciation looks extreme when set against the rate of increase in median incomes {see chart on page 3}. Note that the two lines moved fairly close to one another for the trailing ten-year periods ending in 1998 through 2001. Granted, mortgage rates are about one percentage point lower today than ten years ago. But we believe the gap between house price appreciation and wage and salary growth needs to narrow dramatically before housing affordability is restored. Since wage and salary growth looks pretty stable, it seems most of the burden of adjustment will be on home prices. We expect this adjustment to take years, not months.

DOVER RESPONSIBILITY FUND
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2007
--------------------------------------------------------------------------------


                                    [CHART]

               S&P/Case-Shiller Home            Median Usual Weekly Earnings:
               Price Index: U.S. National,      Full-time Wage & Salary Workers,
                    40-qtr % chg                          40-qtr % chg
               ---------------------------      --------------------------------
1997 - Q1               31.90%                             36.59%
1997 - Q2               30.36                              34.50
1997 - Q3               29.16                              34.50
1997 - Q4               28.14                              34.12
1998 - Q1               28.56                              35.32
1998 - Q2               27.47                              34.82
1998 - Q3               27.80                              36.48
1998 - Q4               27.51                              38.01
1999 - Q1               27.13                              35.52
1999 - Q2               27.35                              36.43
1999 - Q3               28.99                              38.23
1999 - Q4               30.41                              39.22
2000 - Q1               32.31                              39.23
2000 - Q2               35.79                              37.71
2000 - Q3               40.20                              41.63
2000 - Q4               44.66                              39.62
2001 - Q1               48.81                              37.04
2001 - Q2               50.76                              41.00
2001 - Q3               53.67                              41.33
2001 - Q4               55.70                              40.05
2002 - Q1               58.82                              37.92
2002 - Q2               61.95                              38.76
2002 - Q3               67.28                              37.99
2002 - Q4               72.04                              37.75
2003 - Q1               75.24                              35.96
2003 - Q2               77.80                              35.38
2003 - Q3               81.97                              35.53
2003 - Q4               87.45                              33.83
2004 - Q1               91.29                              35.18
2004 - Q2               95.90                              37.42
2004 - Q3              102.65                              36.80
2004 - Q4              109.35                              37.08
2005 - Q1              117.64                              36.61
2005 - Q2              122.88                              35.37
2005 - Q3              129.22                              35.49
2005 - Q4              135.15                              36.16
2006 - Q1              136.98                              36.61
2006 - Q2              134.16                              35.60
2006 - Q3              131.27                              38.32
2006 - Q4              130.72                              36.67
2007 - Q1              126.66                              37.50
2007 - Q2              119.78                              38.28
2007 - Q3              113.88                              39.28


           SOURCES: S&P, BLS/HAVER

The second "protruding nail" in the U.S. financial landscape is the profit share of national income. This measure of corporate profitability has reached 13.6% just twice in the past 50 years - once in 1966 and again in 2006 {see chart below}.

                                    [CHART]

               Profit Share of National Income %
               ---------------------------------
1959 - Q1                   12.247%
1959 - Q2                   12.961
1959 - Q3                   11.876
1959 - Q4                   11.777
1960 - Q1                   12.221
1960 - Q2                   11.343
1960 - Q3                   11.090
1960 - Q4                   10.642
1961 - Q1                   10.393
1961 - Q2                   11.075
1961 - Q3                   11.330
1961 - Q4                   11.787
1962 - Q1                   12.029
1962 - Q2                   11.746
1962 - Q3                   11.851
1962 - Q4                   12.101
1963 - Q1                   11.958
1963 - Q2                   12.363
1963 - Q3                   12.419
1963 - Q4                   12.468
1964 - Q1                   12.955
1964 - Q2                   12.736
1964 - Q3                   12.691
1964 - Q4                   12.385
1965 - Q1                   13.274
1965 - Q2                   13.374
1965 - Q3                   13.337
1965 - Q4                   13.566
1966 - Q1                   13.625
1966 - Q2                   13.262
1966 - Q3                   12.810
1966 - Q4                   12.763
1967 - Q1                   12.317
1967 - Q2                   12.069
1967 - Q3                   12.010
1967 - Q4                   12.198
1968 - Q1                   12.027
1968 - Q2                   12.189
1968 - Q3                   11.943
1968 - Q4                   11.856
1969 - Q1                   11.586
1969 - Q2                   11.022
1969 - Q3                   10.491
1969 - Q4                    9.842
1970 - Q1                    8.968
1970 - Q2                    9.256
1970 - Q3                    9.115
1970 - Q4                    8.594
1971 - Q1                    9.638
1971 - Q2                    9.673
1971 - Q3                    9.733
1971 - Q4                    9.847
1972 - Q1                   10.031
1972 - Q2                    9.922
1972 - Q3                   10.085
1972 - Q4                   10.295
1973 - Q1                   10.556
1973 - Q2                   10.068
1973 - Q3                    9.862
1973 - Q4                    9.793
1974 - Q1                    9.166
1974 - Q2                    8.896
1974 - Q3                    8.433
1974 - Q4                    8.041
1975 - Q1                    8.143
1975 - Q2                    8.871
1975 - Q3                   10.001
1975 - Q4                   10.171
1976 - Q1                   10.660
1976 - Q2                   10.157
1976 - Q3                    9.986
1976 - Q4                    9.760
1977 - Q1                   10.006
1977 - Q2                   10.810
1977 - Q3                   11.296
1977 - Q4                   10.637
1978 - Q1                    9.998
1978 - Q2                   10.866
1978 - Q3                   10.825
1978 - Q4                   10.996
1979 - Q1                   10.275
1979 - Q2                   10.142
1979 - Q3                    9.857
1979 - Q4                    9.462
1980 - Q1                    9.080
1980 - Q2                    7.836
1980 - Q3                    7.902
1980 - Q4                    8.173
1981 - Q1                    8.421
1981 - Q2                    8.097
1981 - Q3                    8.525
1981 - Q4                    7.942
1982 - Q1                    7.142
1982 - Q2                    7.485
1982 - Q3                    7.447
1982 - Q4                    7.201
1983 - Q1                    7.786
1983 - Q2                    8.582
1983 - Q3                    8.893
1983 - Q4                    8.954
1984 - Q1                    9.359
1984 - Q2                    9.375
1984 - Q3                    8.917
1984 - Q4                    8.963
1985 - Q1                    8.835
1985 - Q2                    8.831
1985 - Q3                    9.162
1985 - Q4                    8.658
1986 - Q1                    8.481
1986 - Q2                    8.277
1986 - Q3                    8.010
1986 - Q4                    7.990
1987 - Q1                    8.126
1987 - Q2                    8.816
1987 - Q3                    9.186
1987 - Q4                    9.182
1988 - Q1                    9.255
1988 - Q2                    9.493
1988 - Q3                    9.497
1988 - Q4                    9.779
1989 - Q1                    9.153
1989 - Q2                    8.912
1989 - Q3                    8.698
1989 - Q4                    8.600
1990 - Q1                    8.673
1990 - Q2                    8.993
1990 - Q3                    8.404
1990 - Q4                    8.346
1991 - Q1                    8.827
1991 - Q2                    8.644
1991 - Q3                    8.534
1991 - Q4                    8.523
1992 - Q1                    9.064
1992 - Q2                    8.985
1992 - Q3                    7.809
1992 - Q4                    8.917
1993 - Q1                    8.919
1993 - Q2                    9.324
1993 - Q3                    9.331
1993 - Q4                    9.951
1994 - Q1                    8.879
1994 - Q2                    9.803
1994 - Q3                   10.113
1994 - Q4                   10.379
1995 - Q1                   10.343
1995 - Q2                   10.672
1995 - Q3                   11.099
1995 - Q4                   11.052
1996 - Q1                   11.503
1996 - Q2                   11.490
1996 - Q3                   11.446
1996 - Q4                   11.534
1997 - Q1                   11.740
1997 - Q2                   11.928
1997 - Q3                   12.165
1997 - Q4                   11.802
1998 - Q1                   10.721
1998 - Q2                   10.328
1998 - Q3                   10.316
1998 - Q4                   10.009
1999 - Q1                   10.455
1999 - Q2                   10.407
1999 - Q3                   10.204
1999 - Q4                   10.280
2000 - Q1                    9.592
2000 - Q2                    9.520
2000 - Q3                    9.164
2000 - Q4                    8.933
2001 - Q1                    8.664
2001 - Q2                    8.700
2001 - Q3                    8.037
2001 - Q4                    8.772
2002 - Q1                    9.083
2002 - Q2                    9.382
2002 - Q3                    9.683
2002 - Q4                   10.251
2003 - Q1                    9.818
2003 - Q2                   10.025
2003 - Q3                   10.477
2003 - Q4                   10.890
2004 - Q1                   11.735
2004 - Q2                   11.977
2004 - Q3                   11.812
2004 - Q4                   12.248
2005 - Q1                   12.784
2005 - Q2                   12.878
2005 - Q3                   12.113
2005 - Q4                   12.651
2006 - Q1                   13.208
2006 - Q2                   13.560
2006 - Q3                   13.628
2006 - Q4                   12.928
2007 - Q1                   12.886
2007 - Q2                   13.466
2007 - Q3                   13.189


           SOURCES: HAVER ANALYTICS

Many things influence how the national income pie is divided between profits and wages. But in the last 25 to 30 years, the profit share of national income has become highly negative correlated with the personal savings rate, meaning that as one factor increased or decreased, the other tended to move in the opposite direction. With house prices falling, the decline in the personal savings rate has stopped. Our guess is the personal savings rate moves higher during the next year or two, and the profit share of national income trends down.

DOVER RESPONSIBILITY FUND
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2007
--------------------------------------------------------------------------------


Given these conditions, investors must be prepared for potentially more modest investment returns in the year ahead. We believe our portfolio of high-quality firms, with responsible financial policies and governance practices, is well positioned to weather whatever conditions lie ahead.

Thank you for the trust you put in Dover.

Sincerely,

              /s/ Douglas R. Cliggott   /s/ Michael G. Kassab
              Douglas R. Cliggott       Michael G. Kassab
              Portfolio Manager         Portfolio Manager

THE FUND IS NON-DIVERSIFIED, MEANING IT MAY INVEST IN A SMALLER NUMBER OF ISSUERS AND INVOLVE GREATER RISK AND VOLATILITY THAN A MORE DIVERSIFIED FUND. IN ADDITION, THE FUND MAY BE SUBJECT TO CONCENTRATION RISK, MEANING THE FUND MAY INVEST GREATER THAN 25 PERCENT OF ITS ASSETS IN INDUSTRIES IN WHICH THE S&P 500 INDEX IS CONCENTRATED. IF THE FUND'S PORTFOLIO IS OVER-WEIGHTED IN A CERTAIN INDUSTRY, ANY NEGATIVE DEVELOPMENT AFFECTING THAT INDUSTRY WILL HAVE A GREATER IMPACT ON THE FUND.

THE VIEWS IN THIS LETTER WERE THOSE OF FUND MANAGEMENT AS OF OCTOBER 31, 2007 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS LETTER IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

DOVER RESPONSIBILITY FUND
PERFORMANCE CHART AND ANALYSIS
OCTOBER 31, 2007
--------------------------------------------------------------------------------

The graph and table reflect the change in value of a hypothetical $10,000 investment in the Dover Responsibility Fund (the "Fund"), including reinvestment of dividends and distributions, compared with a broad-based securities market index, since inception. The S&P 500 Index (the "Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment.

PAST PERFORMANCE IS NOT PREDICTIVE OF, OR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING EXPENSE RATIO (GROSS) FOR THE PREVIOUS FISCAL YEAR FOR INSTITUTIONAL AND A SHARES WERE 8.17% AND 12.39%, RESPECTIVELY. HOWEVER, THE FUND'S ADVISER HAS AGREED TO CONTRACTUALLY WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE EXPENSES SUCH THAT TOTAL OPERATING EXPENSES DO NOT EXCEED 0.75% FOR INSTITUTIONAL AND A SHARES WHICH WILL REMAIN IN EFFECT UNTIL MARCH 1, 2008. SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE WILL BE CHARGED A 1.00% REDEMPTION FEE, SUBJECT TO LIMITED EXCEPTIONS, WHICH ARE MORE FULLY DESCRIBED IN THE FUND'S PROSPECTUS. DURING THE PERIOD, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

Average Annual Total Return as of 10/31/07            1 Year Since Inception 05/05/05
------------------------------------------            ------ ------------------------
Dover Responsibility Fund - Institutional Shares      13.50%          12.49%
S&P 500 Index                                         14.56%          13.93%

Average Annual Total Return as of 10/31/07*           1 Year Since Inception 06/06/05
-------------------------------------------           ------ ------------------------
Dover Responsibility Fund - A Shares (w/sales charge)  8.39%          9.86%
S&P 500 Index                                         14.56%          13.39%

                                    [CHART]

                     Dover Responsibility Fund
                       Institutional Shares              S&P 500 Index
                     -------------------------           -------------
  5/5/2005                  $ 10,000                       $ 10,000
 5/31/2005                    10,120                         10,177
 6/30/2005                    10,060                         10,191
 7/31/2005                    10,380                         10,570
 8/31/2005                    10,270                         10,474
 9/30/2005                    10,290                         10,559
10/31/2005                    10,150                         10,383
11/30/2005                    10,490                         10,775
12/31/2005                    10,498                         10,779
 1/31/2006                    10,719                         11,065
 2/28/2006                    10,809                         11,095
 3/31/2006                    10,889                         11,233
 4/30/2006                    11,079                         11,384
 5/31/2006                    10,769                         11,056
 6/30/2006                    10,779                         11,071
 7/31/2006                    10,879                         11,139
 8/31/2006                    11,170                         11,404
 9/30/2006                    11,491                         11,698
10/31/2006                    11,811                         12,079
11/30/2006                    11,982                         12,309
12/31/2006                    12,184                         12,482
 1/31/2007                    12,384                         12,670
 2/28/2007                    12,163                         12,423
 3/31/2007                    12,321                         12,562
 4/30/2007                    12,795                         13,118
 5/31/2007                    13,163                         13,576
 6/30/2007                    12,900                         13,350
 7/31/2007                    12,521                         12,936
 8/31/2007                    12,711                         13,130
 9/30/2007                    13,142                         13,621
10/31/2007                    13,406                         13,838

                                     [CHART]

                   Dover Responsibility Fund
                            A Shares               S&P 500 Index
                   -------------------------       -------------
  6/6/2005                $ 9,550                     $ 10,000
 6/30/2005                  9,456                        9,960
 7/31/2005                  9,747                       10,330
 8/31/2005                  9,635                       10,236
 9/30/2005                  9,644                       10,319
10/31/2005                  9,503                       10,147
11/30/2005                  9,823                       10,531
12/31/2005                  9,823                       10,534
 1/31/2006                 10,020                       10,813
 2/28/2006                 10,105                       10,843
 3/31/2006                 10,180                       10,978
 4/30/2006                 10,358                       11,125
 5/31/2006                 10,067                       10,805
 6/30/2006                 10,076                       10,820
 7/31/2006                 10,170                       10,886
 8/31/2006                 10,443                       11,145
 9/30/2006                 10,744                       11,433
10/31/2006                 11,045                       11,805
11/30/2006                 11,204                       12,030
12/31/2006                 11,389                       12,198
 1/31/2007                 11,577                       12,383
 2/28/2007                 11,369                       12,141
 3/31/2007                 11,518                       12,276
 4/30/2007                 11,962                       12,820
 5/31/2007                 12,308                       13,268
 6/30/2007                 12,071                       13,047
 7/31/2007                 11,705                       12,643
 8/31/2007                 11,883                       12,832
 9/30/2007                 12,288                       13,312
10/31/2007                 12,535                       13,524


* Performance for Class A Shares reflects the deduction of the maximum 4.50% front-end sales charge.

DOVER RESPONSIBILITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007
--------------------------------------------------------------------------------

                                 SECURITY
              SHARES            DESCRIPTION               VALUE
              ------ ---------------------------------- ----------
              COMMON STOCK - 99.1%

              CONSUMER DISCRETIONARY - 9.3%
              2,188  Hasbro, Inc.                       $   65,312
              1,896  Johnson Controls, Inc.                 82,893
              1,247  Kohl's Corp. (a)                       68,548
              3,181  Staples, Inc.                          74,245
              2,624  Starbucks Corp. (a)                    70,008
              1,491  Target Corp.                           91,488
              1,208  Tiffany & Co.                          65,449
              2,906  Walt Disney Co.                       100,635
                729  Whirlpool Corp.                        57,722
              2,079  Yum! Brands, Inc.                      83,721
                                                        ----------
                                                           760,021
                                                        ----------

              CONSUMER STAPLES - 9.4%
              1,134  Anheuser-Busch Cos., Inc.              58,151
              1,219  Avon Products, Inc.                    49,955
              1,745  CVS Caremark Corp.                     72,889
                790  General Mills, Inc.                    45,607
                931  HJ Heinz Co.                           43,552
                766  Kellogg Co.                            40,437
                736  Kimberly-Clark Corp.                   52,175
              1,432  PepsiCo, Inc.                         105,567
              2,333  Procter & Gamble Co.                  162,190
              2,478  Sara Lee Corp.                         40,986
              2,270  Wal-Mart Stores, Inc.                 102,627
                                                        ----------
                                                           774,136
                                                        ----------

              ENERGY - 11.2%
              2,363  Chevron Corp.                         216,238
              2,107  ConocoPhillips                        179,011
              4,411  Exxon Mobil Corp.                     405,768
              3,081  Halliburton Co.                       121,453
                                                        ----------
                                                           922,470
                                                        ----------

              FINANCIALS - 19.0%
              5,642  Citigroup, Inc.                       236,400
              4,472  First Horizon National Corp.          116,630
              4,727  JPMorgan Chase & Co.                  222,169
              2,031  Lincoln National Corp.                126,673
              2,197  MetLife, Inc.                         151,263
              1,942  Northern Trust Corp.                  146,058
              1,960  PNC Financial Services Group, Inc.    141,434
              2,038  State Street Corp.                    162,571
              2,818  Travelers Cos., Inc.                  147,128
              3,967  Washington Mutual, Inc.               110,600
                                                        ----------
                                                         1,560,926
                                                        ----------

              HEALTH CARE - 11.8%
              1,640  Abbott Laboratories                    89,577
              1,023  Aetna, Inc.                            57,462

                                 SECURITY
               SHARES           DESCRIPTION              VALUE
               ------ -------------------------------- ----------
                1,084 Baxter International, Inc.       $   65,051
                  617 Becton Dickinson & Co.               51,495
                2,537 Bristol-Myers Squibb Co.             76,085
                  504 CR Bard, Inc.                        42,139
                1,037 Hospira, Inc. (a)                    42,859
                  663 Humana, Inc. (a)                     49,692
                2,311 Johnson & Johnson                   150,608
                2,013 Merck & Co., Inc.                   117,277
                5,779 Pfizer, Inc.                        142,221
                1,703 Wyeth                                82,817
                                                       ----------
                                                          967,283
                                                       ----------

               INDUSTRIALS - 10.9%
                1,847 Boeing Co.                          182,096
                2,316 Caterpillar, Inc.                   172,797
                9,700 General Electric Co.                399,252
                1,642 WW Grainger, Inc.                   147,648
                                                       ----------
                                                          901,793
                                                       ----------

               INFORMATION TECHNOLOGY - 17.0%
               10,076 Cisco Systems, Inc. (a)             333,113
                2,635 IBM Corp.                           305,976
               11,638 Intel Corp.                         313,062
               12,024 Microsoft Corp.                     442,603
                                                       ----------
                                                        1,394,754
                                                       ----------

               MATERIALS - 3.3%
                2,410 Alcoa, Inc.                          95,412
                1,849 Newmont Mining Corp.                 94,040
                1,133 Weyerhauser Co.                      86,006
                                                       ----------
                                                          275,458
                                                       ----------

               TELECOMMUNICATION SERVICES - 3.7%
                4,468 AT&T, Inc.                          186,718
                2,527 Verizon Communications, Inc.        116,419
                                                       ----------
                                                          303,137
                                                       ----------

               UTILITIES - 3.5%
                  375 Constellation Energy Group, Inc.     35,513
                  584 DTE Energy Co.                       28,966
                1,995 Duke Energy Corp.                    38,244
                  698 Exelon Corp.                         57,780
                  696 PG&E Corp.                           34,055
                  644 Progress Energy, Inc.                30,912
                  556 Sempra Energy                        34,200
                1,315 Xcel Energy, Inc.                    29,653
                                                       ----------
                                                          289,323
                                                       ----------
               Total Common Stock (Cost $7,360,639)     8,149,301
                                                       ----------

See Notes to Financial Statements.

DOVER RESPONSIBILITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007
--------------------------------------------------------------------------------

                                   SECURITY
              PRINCIPAL           DESCRIPTION             VALUE
              ---------  ----------------------------- ----------
              SHORT-TERM INVESTMENT - 1.2%

              MONEY MARKET DEPOSIT ACCOUNT - 1.2%
              $98,850    Citibank Money Market Deposit
                         Account, 4.43% (Cost $98,850) $   98,850
                                                       ----------
              Total Investments - 100.3%
                         (Cost $7,459,489)*             8,248,151
              Other Assets & Liabilities, Net - (0.3)%    (22,906)
                                                       ----------
              NET ASSETS - 100.0%                      $8,225,245
                                                       ==========

                     PORTFOLIO HOLDINGS
                     % OF NET ASSETS
                     Consumer Discretionary            9.3%
                     Consumer Staples                  9.4%
                     Energy                           11.2%
                     Financials                       19.0%
                     Health Care                      11.8%
                     Industrials                      10.9%
                     Information Technology           17.0%
                     Materials                         3.3%
                     Telecommunication Services        3.7%
                     Utilities                         3.5%
                     Short-Term Investment and
                      Net Other Assets & Liabilities   0.9%
                                                     ------
                                                     100.0%
                                                     ======

------------------
(a)Non-income producing security.
* Cost for Federal income tax purposes is $7,461,277 and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $ 932,627
             Gross Unrealized Depreciation               (145,753)
                                                        ---------
             Net Unrealized Appreciation (Depreciation) $ 786,874
                                                        =========

See Notes to Financial Statements.

DOVER RESPONSIBILITY FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2007
--------------------------------------------------------------------------------


ASSETS
    Total investments, at value (Cost $7,459,489)                                          $8,248,151
    Receivables:
       Fund shares sold                                                                            65
       Interest and dividends                                                                  11,727
       From investment adviser                                                                 20,936
    Prepaid expenses                                                                            6,408
                                                                                           ----------
Total Assets                                                                                8,287,287
                                                                                           ----------

LIABILITIES
    Accrued Liabilities:
       Compliance services fees                                                                 2,083
       Distribution fees                                                                          298
       Other expenses                                                                          59,661
                                                                                           ----------
Total Liabilities                                                                              62,042
                                                                                           ----------

NET ASSETS                                                                                 $8,225,245
                                                                                           ==========

COMPONENTS OF NET ASSETS
    Paid-in capital                                                                        $7,194,123
    Accumulated undistributed (distributions in excess of) net investment income               77,653
    Net realized gain (loss)                                                                  164,807
    Net unrealized appreciation (depreciation) of investments                                 788,662
                                                                                           ----------

NET ASSETS                                                                                 $8,225,245
                                                                                           ==========

SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)
    Institutional Shares                                                                      534,365
    A Shares                                                                                  112,229

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    Institutional Shares (based on net assets of $6,801,267)                               $    12.73
                                                                                           ----------
    A Shares (based on net assets of $1,423,978)                                           $    12.69
                                                                                           ----------
    A Shares Maximum Public Offering Price Per Share (net asset value per share / 95.50%)  $    13.29
                                                                                           ----------

See Notes to Financial Statements.

DOVER RESPONSIBILITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2007
--------------------------------------------------------------------------------

INVESTMENT INCOME
    Dividend income                                                      $ 126,870
    Interest income                                                          7,778
                                                                         ---------
Total Investment Income                                                    134,648
                                                                         ---------

EXPENSES
    Investment adviser fees                                                 56,310
    Administrator fees                                                      68,315
    Transfer agency fees:
       Institutional Shares                                                 18,425
       A Shares                                                             16,655
    Distribution fees:
       A Shares                                                              3,335
    Custodian fees                                                          11,410
    Accountant fees                                                         35,103
    Registration fees                                                       25,262
    Professional fees                                                       44,859
    Trustees' fees and expenses                                                262
    Reporting fees                                                          26,395
    Compliance services fees                                                24,748
    Miscellaneous expenses                                                  10,207
                                                                         ---------
Total Expenses                                                             341,286
    Fees waived and expenses reimbursed                                   (293,835)
                                                                         ---------
Net Expenses                                                                47,451
                                                                         ---------

NET INVESTMENT INCOME (LOSS)                                                87,197
                                                                         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investments                                168,514
    Net change in unrealized appreciation (depreciation) on investments    508,214
                                                                         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                     676,728
                                                                         ---------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                        $ 763,925
                                                                         =========

See Notes to Financial Statements.

DOVER RESPONSIBILITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED       YEAR ENDED
                                                              OCTOBER 31, 2007 OCTOBER 31, 2006
                                                              ---------------- ----------------
OPERATIONS
    Net investment income (loss)                                 $   87,197       $   37,104
    Net realized gain (loss) on investments                         168,514          133,570
    Net change in unrealized appreciation (depreciation) on
       investments                                                  508,214          291,702
                                                                 ----------       ----------
Net Increase (Decrease) in Net Assets from Operations               763,925          462,376
                                                                 ----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Institutional Shares                                         (32,521)          (6,978)
       A Shares                                                     (10,343)               -
    Net realized gain on investments:
       Institutional Shares                                        (101,706)               -
       A Shares                                                     (31,155)               -
                                                                 ----------       ----------
Total Distributions to Shareholders                                (175,725)          (6,978)
                                                                 ----------       ----------
CAPITAL SHARE TRANSACTIONS:
    Sale of shares:
       Institutional Shares                                       3,982,603        1,449,848
       A Shares                                                     612,145          176,021
    Reinvestment of distributions:
       Institutional Shares                                         132,887            6,978
       A Shares                                                      41,498                -
    Redemption of shares:
       Institutional Shares                                        (488,202)        (423,641)
       A Shares                                                    (176,714)          (1,224)
                                                                 ----------       ----------
Increase (Decrease) from Capital Share Transactions               4,104,217        1,207,982
                                                                 ----------       ----------
Increase (Decrease) in Net Assets                                 4,692,417        1,663,380
                                                                 ----------       ----------
NET ASSETS
    Beginning of year                                             3,532,828        1,869,448
                                                                 ----------       ----------
    End of year (a)                                              $8,225,245       $3,532,828
                                                                 ==========       ==========
SHARE TRANSACTIONS:
    Sale of shares:
       Institutional Shares                                         333,376          136,204
       A Shares                                                      52,653           16,230
    Reinvestment of distributions:
       Institutional Shares                                          11,433              666
       A Shares                                                       3,581                -
    Redemption of shares:
       Institutional Shares                                         (40,194)         (37,309)
       A Shares                                                     (14,298)            (112)
                                                                 ----------       ----------
Increase (Decrease) in Shares                                       346,551          115,679
                                                                 ==========       ==========
------------------
(a)Accumulated undistributed (distributions in excess of) net
   investment income                                             $   77,653       $   33,320
                                                                 ----------       ----------

See Notes to Financial Statements.

DOVER RESPONSIBILITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                                              MAY 5, 2005 (a)
                                              YEAR ENDED,      YEAR ENDED,        THROUGH
                                            OCTOBER 31, 2007 OCTOBER 31, 2006 OCTOBER 31, 2005
                                            ---------------- ---------------- ----------------
INSTITUTIONAL SHARES

NET ASSET VALUE, BEGINNING OF YEAR               $11.78           $10.15           $10.00
                                                 ------           ------           ------

INVESTMENT OPERATIONS
Net investment income (loss) (b)                   0.17             0.13             0.04
Net realized and unrealized gain (loss)            1.36             1.53             0.11(c)
                                                 ------           ------           ------
Total from Investment Operations                   1.53             1.66             0.15
                                                 ------           ------           ------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income                             (0.14)           (0.03)               -
Net realized investment gains                     (0.44)               -                -
                                                 ------           ------           ------
Total Distributions to Shareholders               (0.58)           (0.03)               -
                                                 ------           ------           ------

NET ASSET VALUE, END OF YEAR                     $12.73           $11.78           $10.15
                                                 ======           ======           ======

TOTAL RETURN                                      13.50%           16.37%            1.50%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)      $6,801           $2,707           $1,321
Ratios to Average Net Assets:
    Net investment income (loss)                   1.37%            1.15%            0.74%(f)
    Net expenses                                   0.75%            0.90%            1.25%(f)
    Gross expenses (g)                             5.03%            8.17%           23.94%(f)

PORTFOLIO TURNOVER RATE                              60%              63%              18%(d)

See Notes to Financial Statements.

DOVER RESPONSIBILITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                                              JUNE 6, 2005 (a)
                                              YEAR ENDED,      YEAR ENDED,        THROUGH
                                            OCTOBER 31, 2007 OCTOBER 31, 2006 OCTOBER 31, 2005
                                            ---------------- ---------------- ----------------

A SHARES

NET ASSET VALUE, BEGINNING OF YEAR               $11.75           $10.11           $10.16
                                                 ------           ------           ------

INVESTMENT OPERATIONS
Net investment income (loss) (b)                   0.17             0.11                -(h)
Net realized and unrealized gain (loss)            1.35             1.53            (0.05)
                                                 ------           ------           ------
Total from Investment Operations                   1.53             1.64            (0.05)
                                                 ------           ------           ------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income                             (0.14)               -                -
Net realized investment gains                     (0.44)               -                -
                                                 ------           ------           ------
Total Distributions to Shareholders               (0.58)               -                -
                                                 ------           ------           ------

REDEMPTION FEES (B)                                   -                -                -(h)
                                                 ------           ------           ------

NET ASSET VALUE, END OF YEAR                     $12.69           $11.75           $10.11
                                                 ======           ======           ======

TOTAL RETURN (E)                                  13.49%           16.22%           (0.49)%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)      $1,424           $  826           $  548
Ratios to Average Net Assets:
    Net investment income (loss)                   1.40%            1.02%            0.12%(f)
    Net expenses                                   0.75%            1.04%            1.75%(f)
    Gross expenses (g)                             6.74%           12.39%           34.67%(f)

PORTFOLIO TURNOVER RATE                              60%              63%              18%(d)

------------------
(a)Commencement of operations.
(b)Calculated based on average shares outstanding during the period.
(c)Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at such time.
(d)Not annualized for periods less than one year.
(e)Total return excludes the effect of the applicable sales load.
(f)Annualized for periods less than one year.
(g)Reflects the expense ratio excluding any waivers, expenses paid indirectly, and/or reimbursements.
(h)Less than $0.01 per share.

See Notes to Financial Statements.

DOVER RESPONSIBILITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

The Dover Responsibility Fund (the "Fund") is a non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act") as amended. The Trust currently has twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund currently offers two classes of shares: Institutional Shares and A Shares. Institutional Shares commenced operations on May 5, 2005, and A Shares commenced operations on June 6, 2005. The Fund seeks long-term capital appreciation.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, as provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Any short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gains if any are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

DOVER RESPONSIBILITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007
--------------------------------------------------------------------------------


FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

The Fund's class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.

REDEMPTION FEES - A shareholder who redeems or exchanges shares within 90 days of purchase incurs a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms at any time. There are limited exceptions to the imposition of the redemption fee.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FAS 109 ("FIN 48") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - Dover Corporate Responsibility Management, LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.89% of the Fund's average daily net assets.

DOVER RESPONSIBILITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007
--------------------------------------------------------------------------------


DISTRIBUTION - Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup Fund Services, LLC ("Citigroup") or its affiliated companies. The Fund has adopted a distribution plan for A Shares of the Fund in accordance with Rule 12b-1 of the Act. The Fund pays the Distributor and any other entity as authorized by the Board a fee of 0.25% of the average daily net assets of A shares.

For the year ended October 31, 2007, the Distributor retained $33 of the front-end sales charges assessed on the sale of A Shares. For the same period, the Distributor did not retain any commissions from the contingent deferred sales charges assessed on A Shares purchased without an initial sales charge and redeemed less than one year after they were purchased.

OTHER SERVICES - Citigroup provides administration, portfolio accounting, and transfer agency services to the Fund. Certain employees of Citigroup are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership interest in the Distributor.

NOTE 4. EXPENSE REIMBURSEMENTS AND FEES WAIVED

During the year, the Adviser has contractually agreed to waive its fee and reimburse Fund expenses through March 1, 2008 to the extent that the total annual Fund operating expenses of Institutional Shares and A Shares exceeded 0.75%. Other service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the year ended October 31, 2007, fees waived and expenses reimbursed were as follows:

               INVESTMENT ADVISER
                    WAIVED\                     TOTAL FEES WAIVED
                   REIMBURSED     OTHER WAIVERS  AND REIMBURSED
               ------------------ ------------- -----------------
                    $293,142          $693          $293,835

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were $7,711,224 and $3,739,902 respectively, for the year ended October 31, 2007.

DOVER RESPONSIBILITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007
--------------------------------------------------------------------------------


NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

                                              2007    2006
                               -            -------- ------
                     Ordinary Income        $119,028 $6,978
                     Long-Term Capital Gain   56,697      -

As of October 31, 2007, distributable earnings (accumulated loss) on a tax basis were as follows:

               Undistributed Ordinary Income          $  102,282
               Unrealized Appreciation (Depreciation)    786,874
               Undistributed Long-Term Gain              166,595
                                                      ----------
               Total                                  $1,055,751
                                                      ==========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to deferred audit fees and wash sales.

NOTE 7. OTHER INFORMATION

On October 31, 2007, two shareholders held approximately 60% of the outstanding shares of the Institutional Shares. One of these shareholders is an omnibus account, which is held on behalf of several individual shareholders. On the aforementioned date, one shareholder held approximately 92% of the outstanding shares of the A Shares. This shareholder is an omnibus account, which is held on behalf of several individual shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Board of Trustees of Forum Funds and Shareholders of Dover
Responsibility Fund:

We have audited the accompanying statement of assets and liabilities of Dover Responsibility Fund (the "Fund"), a series of Forum Funds, including the schedule of investments as of October 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the years ended October 31, 2007 and 2006 and for the period from May 5, 2005 (commencement of operations) through October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dover Responsibility Fund as of October 31, 2007, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for the years ended October 31, 2007 and 2006 and for the period from May 5, 2005 (commencement of operations) to October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 27, 2007

DOVER RESPONSIBILITY FUND
ADDITIONAL INFORMATION (Unaudited)
OCTOBER 31, 2007
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 368-3755 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30, 2007 is available, without charge and upon request, by calling (888) 368-3755 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes; redemption fees; and exchange fees and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

DOVER RESPONSIBILITY FUND
ADDITIONAL INFORMATION (Unaudited)
OCTOBER 31, 2007
--------------------------------------------------------------------------------

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                      BEGINNING        ENDING
                                    ACCOUNT VALUE  ACCOUNT VALUE   EXPENSES PAID    ANNUALIZED
                                     MAY 1, 2007  OCTOBER 31, 2007 DURING PERIOD* EXPENSE RATIO*
                                    ------------- ---------------- -------------- --------------
INSTITUTIONAL SHARES
    Actual Return                     $1,000.00      $1,047.74         $3.87           0.75%
    Hypothetical Return (5% return
       before expenses)               $1,000.00      $1,021.42         $3.82           0.75%

A SHARES
    Actual Return                     $1,000.00      $1,047.89         $3.87           0.75%
    Hypothetical Return (5% return
       before expenses)               $1,000.00      $1,021.42         $3.82           0.75%

------------------
* Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

INCOME DIVIDENDS - For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 61.39% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 61.16% for the qualified dividend rate
(QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 19.86% of its income dividend as qualified interest income
(QII).

CAPITAL GAIN DIVIDENDS - The Fund paid long-term capital gain dividends of $56,697 for the tax year ended October 31, 2007.

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for oversight of the management of the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following table gives information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the same capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his

DOVER RESPONSIBILITY FUND
ADDITIONAL INFORMATION (Unaudited)
OCTOBER 31, 2007
--------------------------------------------------------------------------------

affiliation with a Fund Complex adviser. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees thirty-two portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds. Mr. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. and Monarch Funds. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 368-3755.

                       POSITION       LENGTH                        PRINCIPAL
       NAME            WITH THE       OF TIME                     OCCUPATION(S)
 AND YEAR OF BIRTH      TRUST         SERVED                   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

J. Michael Parish    Chairman of   Trustee since Retired; Partner, Wolf, Block, Schorr and Solis-
Born: 1943           the Board;    1989          Cohen LLP (law firm) 2002 - 2003; Partner,
                     Trustee;      (Chairman     Thelen Reid & Priest LLP (law firm)
                     Chairman,     since 2004)   1995 - 2002.
                     Compliance
                     Committee,
                     Nominating
                     Committee
                     and Qualified
                     Legal
                     Compliance
                     Committee
-------------------------------------------------------------------------------------------------

Costas Azariadis     Trustee;      Since 1989    Professor of Economics, Washington University
Born: 1943           Chairman,                   (since 2006); Professor of Economics, University
                     Valuation                   of California-Los Angeles
                     Committee                   1992 - 2006.
-------------------------------------------------------------------------------------------------

James C. Cheng       Trustee;      Since 1989    President, Technology Marketing Associates
Born: 1942           Chairman,                   (marketing company for small and medium sized
                     Audit                       businesses in New England).
                     Committee
-------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE

John Y. Keffer       Trustee;      Since 1989    President, Forum Foundation (a charitable
Born: 1942           Chairman,                   organization) since 2005; President, Forum
                     Contracts                   Trust, LLC (a non-depository trust company)
                     Committee                   since 1997; President, Citigroup Fund Services,
                                                 LLC ("Citigroup") 2003-2005; President, Forum
                                                 Financial Group, LLC ("Forum") (a fund services
                                                 company acquired by Citibank, N.A. in 2003).

DOVER RESPONSIBILITY FUND
ADDITIONAL INFORMATION (Unaudited)
OCTOBER 31, 2007
--------------------------------------------------------------------------------

                     POSITION       LENGTH                          PRINCIPAL
      NAME           WITH THE       OF TIME                       OCCUPATION(S)
AND YEAR OF BIRTH     TRUST         SERVED                     DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

OFFICERS

Simon D. Collier  President;     Since 2005    President, Foreside Financial Group, since April
Born: 1961        Principal                    2005; President, Foreside Services, Inc. (a staffing
                  Executive                    services firm) since December 2006; President,
                  Officer                      Foreside Compliance Services, LLC, since
                                               October 2005; President, Foreside Management
                                               Services, LLC, since December 2006; Chief
                                               Operating Officer and Managing Director,
                                               Global Fund Services, Citigroup 2003 - 2005;
                                               Managing Director, Global Securities Services for
                                               Investors, Citibank, N.A. 1999 - 2003.
---------------------------------------------------------------------------------------------------

Trudance L. Bakke Treasurer;     Since 2005    Director, Foreside Compliance Services, LLC
Born: 1971        Principal      (Principal    since 2006; Product Manager, Citigroup
                  Financial      Financial     2003 - 2006; Senior Manager of Corporate
                  Officer        Officer since Finance, Forum 1999 - 2003.
                                 August 2006)
---------------------------------------------------------------------------------------------------

Beth P. Hanson    Vice           Since 2003    Relationship Manager, Citigroup since 2003;
Born: 1966        President;                   Relationship Manager, Forum 1999 - 2003.
                  Assistant
                  Secretary
---------------------------------------------------------------------------------------------------

Sara M. Morris    Vice President Since 2007    Director and Relationship Manager, Citigroup
Born: 1963                                     since 2004; Chief Financial Officer, The VIA
                                               Group, L.C. (strategic marketing company)
                                               2000 - 2003.
---------------------------------------------------------------------------------------------------

Velvet R. Regan   Secretary      Since 2007    Assistant Counsel, Citi Fund Services Ohio, Inc.
Born: 1978                                     (f/k/a BISYS Fund Services Ohio, Inc.) since
                                               September 2006; Associate Attorney. Gilmartin
                                               Magence Camile & Ross, LLP (law firm)
                                               February 2006 through September 2006; Tax
                                               Administrator, State Street Corporation
                                               2000-2002.

                           Dover Responsibility Fund

                                P.O. BOX 182218
                            COLUMBUS, OH 43218-2218
                                1-888-DOVER-55
                               (1-888-368-3755)
                               WWW.DOVERLLC.COM

                              INVESTMENT ADVISER
                Dover Corporate Responsibility Management, LLC
                             140 Greenwich Avenue
                              Greenwich, CT 06830

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                                P.O. Box 182218
                            Columbus, OH 43218-2218

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                              Portland, ME 04101
                               www.foresides.com

This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

                                  109-ar-1007

[LOGO] FLAG INVESTORS

                     EXPERIENCE. COMMITMENT. OPPORTUNITY.

                                 ANNUAL REPORT

                            EQUITY OPPORTUNITY FUND

                            INCOME OPPORTUNITY FUND

                  CLASS A SHARES & INSTITUTIONAL CLASS SHARES

                               OCTOBER 31, 2007

--------------------------------------------------------------------------------

TABLE OF CONTENTS

--------------------------------------------------------------------------------


          A Message to Our Shareholders                            1

          Performance Chart and Analysis                           5

          Schedules of Investments                                 8

          Statements of Assets and Liabilities                    12

          Statements of Operations                                13

          Statements of Changes in Net Assets                     14

          Financial Highlights                                    16

          Notes to Financials                                     18

          Report of Independent Registered Public Accounting Firm 24

          Additional Information (Unaudited)                      25

--------------------------------------------------------------------------------

A MESSAGE TO OUR SHAREHOLDERS

--------------------------------------------------------------------------------


Dear Shareholder:

   We are pleased to make our first annual report to you regarding the progress of the Flag Investors Equity Opportunity Fund and the Flag Investors Income Opportunity Fund (individually as "Fund" and collectively as "the Funds"). As shareholder of these new Funds, you may also be interested to know that we at Alex Brown Investment Management ("ABIM") have been investment advisors for more than 30 years and currently we manage approximately $8 billion for individuals, endowments, foundations, retirement plans and mutual funds.

ASSET MIX

   One of the more interesting aspects in the first year is the cash flow into the Funds from new shareholders. As new Funds, the cash flow is often quite meaningful relative to the existing Fund assets. This often presents an interesting challenge on a short-term basis for long-term investors. The pie charts below indicate the asset mix of each Fund as of October 31, 2007.

                                                                                             [CHART]

                                    [CHART]                 FLAG INVESTORS - INCOME OPPORTUNITY FUND

   FLAG INVESTORS - EQUITY OPPORTUNITY FUND             Fixed Income as a % of market value 10/31/07           81.2%
                                                        Other Investments                                      18.8%
Common Stock as a % of market value 10/31/07      98.4%
Cash                                               1.6%


   Since the Funds' inception we have worked hard to find investments that appear to offer above average value and are expected to contribute to the long-term success of each Fund.

PERFORMANCE UPDATE

   The Equity Opportunity Fund (EOF) got off to a good start with a total return of 5.2% as of April 30/th/. However, the most recent 6 month period has not been as kind with a decline in NAV of 1.2%. From inception
(11/30/06) through October 31, 2007, your Fund gained 3.93%. During the same period the S&P 500 gained 12.42%. The turmoil in the mortgage and financial markets during the past six months has been the primary factor negatively impacting the Fund's performance.

--------------------------------------------------------------------------------

A MESSAGE TO OUR SHAREHOLDERS

--------------------------------------------------------------------------------


   MasterCard, the credit card issuer, was the largest contributor rising 44% over cost as the company's earnings growth exceeded most forecasts by a wide margin. Millicom International Cellular and America Movil, wireless communication providers, were the next largest contributors, rising 47% and 19%, respectively. Our interest in the wireless communication business relates to its attractive growth and profitability characteristics.

   Countrywide Financial, the large mortgage provider, was the most significant negative contributor during the period, declining 40% from cost. The turmoil in the mortgage markets has taken its toll on most financial stocks and mortgage providers especially. Other negative contributors include Comcast, the cable company, and Americredit, the automobile financing provider, being down 21% and 31% respectively.

   Below are the Fund's largest holdings and concentrations by industry sector as a percentage of net assets:

    10 LARGEST EQUITY OPPORTUNITY
            FUND HOLDINGS                     SECTOR BREAKDOWN
    -----------------------------       -----------------------------
    MasterCard                     5.2% Financials                     23.8%
    America Movil                  4.7% Consumer Discretionary         18.4%
    Wellpoint                      4.5% Health Care                    15.8%
    First Marblehead               4.1% Telecommunication Services     13.5%
    Burlington Northern            3.7% Industrials                     9.7%
    Millicom                       3.6% Information Technology          7.4%
    Canadian National Railway      3.5% Energy                          5.6%
    Berkshire Hathaway             3.2% Consumer Staples                3.5%
    Wells Fargo                    3.0%
    NII Holdings                   2.9%

   Like the EOF, the Income Opportunity Fund (IOF) got off to a very good start with a total return of 5.1% as of April 30/th/. However, with the turmoil in the mortgage and financial markets in recent months the yield spread for many corporate securities has widened considerably from 50 to 200 basis points depending on the particular security. For the period ending October 31, 2007, the IOF returned 3.55% versus 4.69% for the Lehman Brothers Intermediate Government/Credit Index.

   Even with the widening of bond spreads during the period, we successfully deployed the Fund's capital in a number of corporate bonds (78% of fund assets) such that the market value slightly exceeded cost at the end of the period. The equity securities (19% of the portfolio) were approximately 4% below cost.

--------------------------------------------------------------------------------

A MESSAGE TO OUR SHAREHOLDERS

--------------------------------------------------------------------------------


   Below are the Fund's largest holdings and diversification by credit rating as a percentage of net assets:

   10 LARGEST INCOME OPPORTUNITY          PORTFOLIO DIVERSIFICATION
           FUND HOLDINGS                       (CREDIT RATING)
   -----------------------------        -----------------------------
   Americredit 8.5% due 7/1/15    10.3% AAA                             2.3%
   Anixter 5.95% due 3/1/15        5.3% BBB                             1.9%
   Seagate Tech 6.8% due 10/1/16   4.7% BB                             49.6%
   Omnicare 6.875% due 12/15/15    4.6% B                              27.3%
   GMAC 6.875% due 8/28/12         4.3% Common Stock                   18.8%
   Leucadia Nat'l 7.125% due
     3/15/17                       4.1%
   Icahn Enterprises 7.125%
     2/15/13                       3.9%
   Qwest Comm. 7.25% due 2/15/11   3.9%
   USG 7.75% due 1/15/18           3.9%
   Leucadia Nat'l 8.125% due
     9/15/15                       3.9%

   The most significant development in the investment markets in recent months has been the turbulence in the mortgage and financial markets. The combination of credit write-offs, mark to market valuations and the general illiquidity in many of these markets caused a dramatic shift in investor sentiment towards these stocks. In many cases the perceived risk is considerably higher than the actual risk but as we all know, it is perception, not reality, which determines valuation levels on a short-term basis. With a more accommodating Fed and the appropriate balance sheet adjustments during the next quarter or two, we believe 2008 will look considerably better once we get there.

   From a valuation perspective, relative to the 4% yield offered on 10-year treasury notes, equities and corporate debt obligations appear to offer very good excess return potential. We would also note that the large amount of stock repurchases and private equity buyout activity may well provide a favorable tailwind in the coming year.

REMINDERS

   Since this is the annual report to shareholders, we wanted to take this opportunity to review several aspects of your Funds and our relationship with you.

   We are the advisors of your Funds, but we hope that you view us more as partners. First, we view ourselves as partners with you and second, as portfolio manager, I am and intend to remain a meaningful shareholder just like you. Others at ABIM are shareholders as well. The bottom line is that we do not intend to do anything with your money that we would not do with our own.

   Having an equity and fixed income fund should allow us to provide a full range of potential asset structure and return expectations.

--------------------------------------------------------------------------------

A MESSAGE TO OUR SHAREHOLDERS

--------------------------------------------------------------------------------


   We look forward to the challenge of growing your Fund's value in the coming years and we hope you share our enthusiasm and long-term perspective.

Thank you for your interest and support.

Respectfully submitted,

/s/
Hobart C. Buppert, II
Portfolio Manager

--------------------------------------------------------------------------------

PERFORMANCE CHART AND ANALYSIS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

   The graph and table on the following pages reflect the change in value of a hypothetical $10,000 investment in Flag Equity Opportunity Fund and Flag Income Opportunity Fund, including reinvestment of dividends and distributions, compared with broad-based securities market indices, since inception. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Lehman Brothers Intermediate Government Credit Index is a market index of fixed-rate government and investment grade securities with maturities of up to ten years. The total return of each Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. Each Fund is professionally managed while the indices are unmanaged and are not available for investment.

--------------------------------------------------------------------------------

PERFORMANCE CHART AND ANALYSIS
OCTOBER 31, 2007

--------------------------------------------------------------------------------


FLAG EQUITY OPPORTUNITY FUND VS. S&P 500 INDEX

TOTAL RETURN ON 10/31/07                                                      SINCE INCEPTION
------------------------                                                      ---------------
Flag Equity Opportunity Fund -- Institutional Shares (Since 11/30/06):               3.93%
Flag Equity Opportunity Fund -- A Shares (with sales charge) (Since 1/24/07):       (5.21)%

INVESTMENT VALUE ON 10/31/07
----------------------------
Flag Equity Opportunity Fund -- Institutional Shares:                             $10,393
S&P 500 Index:                                                                    $11,242

                         [CHART]

                 Flag Investors
               Equity Opportunity               S&P 500
                      Fund                       Index
               -----------------               ---------
11/30/2006          $10,000                     $10,000
12/31/2006           10,213                      10,140
 1/31/2007           10,503                      10,294
 2/28/2007           10,253                      10,092
 3/31/2007           10,193                      10,205
 4/30/2007           10,523                      10,657
 5/31/2007           11,114                      11,029
 6/30/2007           10,934                      10,846
 7/31/2007           10,363                      10,510
 8/31/2007           10,313                      10,667
 9/30/2007           10,463                      11,066
10/31/2007           10,393                      11,242

























PAST PERFORMANCE IS NOT PREDICTIVE OF, OR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM EACH FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN EACH FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. HOWEVER, THE TOTAL RETURN OF THE FUND'S A SHARES DOES INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75%. THE FLAG EQUITY OPPORTUNITY FUND'S ANNUAL OPERATING EXPENSE RATIO (GROSS) FOR THE PREVIOUS FISCAL YEAR WAS 1.15% FOR INSTITUTIONAL SHARES AND 1.39% FOR A SHARES. HOWEVER, THE FUNDS' ADVISER HAS CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS FEE AND/OR REIMBURSE CERTAIN EXPENSES THROUGH NOVEMBER 30, 2008, TO LIMIT TOTAL ANNUAL FUND OPERATING EXPENSES TO 1.10% FOR INSTITUTIONAL SHARES AND 1.35% FOR A SHARES. DURING THE PERIOD CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER.

--------------------------------------------------------------------------------

PERFORMANCE CHART AND ANALYSIS
OCTOBER 31, 2007

--------------------------------------------------------------------------------


FLAG INCOME OPPORTUNITY FUND VS. LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT CREDIT INDEX

TOTAL RETURN ON 10/31/07                                                      SINCE INCEPTION
------------------------                                                      ---------------
Flag Income Opportunity Fund -- Institutional Shares  (Since 11/30/06):              3.55%
Flag Income Opportunity Fund -- A Shares (with sales charge) (Since 1/24/07):       (1.48)%

INVESTMENT VALUE ON 10/31/07
----------------------------
Flag Income Opportunity Fund -- Institutional Shares:                             $10,355
Lehman Brothers Intermediate Government Credit Index:                             $10,469

                         [CHART]

                 Flag Investors            Lehman Brothers
               Income Opportunity         Interm. Government/
                      Fund                     Credit
               -----------------          ------------------
11/30/2006         $10,000                     $10,000
12/31/2006          10,040                       9,959
 1/31/2007          10,101                       9,963
 2/28/2007          10,161                      10,101
 3/31/2007          10,367                      10,118
 4/30/2007          10,508                      10,166
 5/31/2007          10,559                      10,101
 6/30/2007          10,362                      10,103
 7/31/2007          10,012                      10,199
 8/31/2007          10,176                      10,322
 9/30/2007          10,386                      10,393
10/31/2007          10,355                      10,469




























PAST PERFORMANCE IS NOT PREDICTIVE OF, OR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM EACH FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN EACH FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. HOWEVER, THE TOTAL RETURN OF THE FUND'S A SHARES DOES INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 3.75%. THE FLAG INCOME OPPORTUNITY FUND'S ANNUAL OPERATING EXPENSE RATIO (GROSS) FOR THE PREVIOUS FISCAL YEAR WAS 1.11% FOR INSTITUTIONAL SHARES AND 1.30% FOR A SHARES. HOWEVER, THE FUNDS' ADVISER HAS CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS FEE AND/OR REIMBURSE CERTAIN EXPENSES THROUGH NOVEMBER 30, 2008, TO LIMIT TOTAL ANNUAL FUND OPERATING EXPENSES TO 0.85% FOR INSTITUTIONAL SHARES AND 1.10% FOR A SHARES. DURING THE PERIOD CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER.

--------------------------------------------------------------------------------

FLAG EQUITY OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                 SECURITY
             SHARES             DESCRIPTION                VALUE
             ------ ------------------------------------ ----------
             COMMON STOCK -- 97.7%
             CONSUMER DISCRETIONARY -- 18.4%
             14,150 American Eagle Outfitters, Inc.      $  336,487
              3,000 AutoNation, Inc.(a)                      53,070
             12,000 Carmax, Inc.(a)                         250,440
              2,000 Clear Channel Communications, Inc.       75,540
             11,850 Comcast Corp., Class A(a)               249,443
              6,500 Gol Linhas Aereas Inteligentes SA,
                     ADR                                    177,970
              6,000 Idearc, Inc.                            161,880
             11,600 Lowe's Cos., Inc.                       311,924
              5,000 Pool Corp.                              117,900
              3,700 RH Donnelley Corp.(a)                   202,945
              3,800 Ryanair Holdings plc, ADR(a)            186,922
              9,300 TJX Cos., Inc.                          269,049
              3,500 WABCO Holdings, Inc.                    177,870
                                                         ----------
                                                          2,571,440
                                                         ----------
             CONSUMER STAPLES -- 3.5%
                900 Costco Wholesale Corp.                   60,534
              6,000 Moody's Corp.                           262,320
              3,800 Wal-Mart Stores, Inc.                   171,798
                                                         ----------
                                                            494,652
                                                         ----------
             ENERGY -- 5.6%
              2,500 Devon Energy Corp.                      233,500
              5,434 Kinder Morgan Management, LLC(a)        276,041
             10,000 Magellan Midstream Holdings LP          268,700
                                                         ----------
                                                            778,241
                                                         ----------
             FINANCIALS -- 23.8%
              9,800 AmeriCredit Corp.(a)                    138,278
                100 Berkshire Hathaway, Inc., Class B(a)    441,400
              6,000 Capital One Financial Corp.             393,540
              6,200 Citigroup, Inc.                         259,780
             24,300 Countrywide Financial Corp.             377,136
              3,900 First American Corp.                    117,390
             14,550 First Marblehead Corp.                  564,976
              5,500 Freddie Mac                             287,265
              2,900 Prudential Financial, Inc.              280,488

                                 SECURITY
            SHARES              DESCRIPTION                 VALUE
            ------ ------------------------------------- -----------
            FINANCIALS, CONTINUED
             1,100 Redecard SA, GDR(b)                   $    46,284
            12,300 Wells Fargo & Co.                         418,323
                                                         -----------
                                                           3,324,860
                                                         -----------
            HEALTH CARE -- 15.8%
             6,600 Coventry Health Care, Inc.(a)             398,046
               850 Covidien, Ltd.                             35,360
             2,100 Johnson & Johnson                         136,857
             4,000 Laboratory Corp. of America
                    Holdings(a)                              275,000
            10,800 Omnicare, Inc.                            318,600
             2,700 Pfizer, Inc.                               66,447
             7,100 UnitedHealth Group, Inc.                  348,965
             7,800 WellPoint, Inc.(a)                        617,994
                                                         -----------
                                                           2,197,269
                                                         -----------
            INDUSTRIALS -- 9.7%
             5,900 Burlington Northern Santa Fe Corp.        514,185
             8,700 Canadian National Railway Co.             487,113
               850 Tyco Electronics, Ltd.                     30,320
               850 Tyco International, Ltd.                   34,994
             3,800 United Technologies Corp.                 291,042
                                                         -----------
                                                           1,357,654
                                                         -----------
            INFORMATION TECHNOLOGY -- 7.4%
             6,100 Hewlett-Packard Co.                       315,248
             3,800 Mastercard, Inc., Class A                 720,290
                                                         -----------
                                                           1,035,538
                                                         -----------
            TELECOMMUNICATION SERVICES -- 13.5%
             9,900 America Movil SAB de CV, ADR              647,361
             4,300 Millicom International Cellular SA(a)     505,164
             6,900 NII Holdings, Inc.(a)                     400,200
             5,500 SBA Communications Corp.,
                    Class A(a)                               195,800
            10,500 Virgin Mobile USA, Inc., Class A(a)       127,575
                                                         -----------
                                                           1,876,100
                                                         -----------
            Total Common Stock
             (Cost $13,552,311)                           13,635,754
                                                         -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

FLAG EQUITY OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                  SECURITY
              PRINCIPAL          DESCRIPTION             VALUE
              --------- ----------------------------- ------------
              SHORT-TERM INVESTMENTS -- 1.6%
              MONEY MARKET DEPOSIT ACCOUNT -- 1.6%
              $218,751  Citibank Money Market Deposit
                         Account, 4.43%
                         (Cost $218,751)              $    218,751
                                                      ------------
              Total Investments -- 99.3%
               (Cost $13,771,062)*                    $ 13,854,505
              Other Assets & Liabilities, Net -- 0.7%       94,098
                                                      ------------
              NET ASSETS -- 100.0%                    $ 13,948,603
                                                      ============

-----------------
(a)Non-income producing security.

(b)Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $46,284 or 0.3% of net assets.

ADRAmerican Depositary Receipt

GDRGlobal Depositary Receipt

* Cost for Federal income tax purposes is $13,771,062 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $ 1,117,098
            Gross Unrealized Depreciation               (1,033,655)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $    83,443
                                                       ===========

PORTFOLIO HOLDINGS
% OF NET ASSETS

                                    [CHART]

Consumer Discretionary                                          18.4%
Consumer Staples                                                 3.5%
Energy                                                           5.6%
Financials                                                      23.8%
Health Care                                                     15.8%
Industrials                                                      9.7%
Information Technology                                           7.4%
Telecommunication Services                                      13.5%
Short-Term Investments and Net Other Assets & Liabilities        2.3%

See Notes to Financial Statements.

--------------------------------------------------------------------------------

FLAG INCOME OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                  SECURITY
              SHARES             DESCRIPTION              VALUE
              ------ ----------------------------------- --------
              COMMON STOCK -- 18.7%
              ENERGY -- 3.1%
               3,000 Magellan Midstream Holdings, LP     $ 80,610
                                                         --------

              CONSUMER DISCRETIONARY -- 0.7%
                 500 Clear Channel Communications, Inc.    18,885
                                                         --------

              FINANCIALS -- 8.8%
                 700 Bank of America Corp.                 33,796
               1,000 Citigroup, Inc.                       41,900
               5,000 Countrywide Financial Corp.           77,600
               2,000 First Marblehead Corp.                77,660
                                                         --------
                                                          230,956
                                                         --------

              INFORMATION TECHNOLOGY -- 1.9%
               1,000 Affiliated Computer Services, Inc.,
                      Class A(a)                           50,660
                                                         --------

              TELECOMMUNICATIONS -- 4.2%
               1,500 NII Holdings, Inc.(a)                 87,000
               2,000 Virgin Mobile USA, Inc., Class A(a)   24,300
                                                         --------
                                                          111,300
                                                         --------
              Total Common Stock
               (Cost $488,782)                            492,411
                                                         --------

            PRINCIPAL                         RATE  MATURITY
            ---------                        -----  --------
            CORPORATE BONDS -- 78.0%
            CONSUMER DISCRETIONARY -- 19.2%
            105,000   Icahn Enterprises,
                       LP(b)                 7.125% 02/15/13 102,900
            100,000   AutoNation, Inc.       7.000  04/15/14  97,250
            105,000   Blyth, Inc.            5.500  11/01/13  91,350
             25,000   Clear Channel
                       Communications,
                       Inc.                  5.500  09/15/14  19,937
             50,000   MGM Mirage             6.625  07/15/15  47,500
             50,000   Penske Auto Group,
                       Inc.                  7.750  12/15/16  48,875
             50,000   RH Donnelley Corp.     6.875  01/15/13  47,250
             50,000   Smithfield Foods, Inc. 7.750  07/01/17  51,750
                                                             -------
                                                             506,812
                                                             -------

           PRINCIPAL                      RATE   MATURITY   VALUE
           ---------                     ------  -------- ----------
           HEATH CARE -- 8.3%
            50,000   Elan Finance plc(c)  9.558% 11/15/11 $   50,000
            50,000   Laboratory Corp.
                      of America
                      Holdings            5.500  02/01/13     48,945
           125,000   Omnicare, Inc.       6.875  12/15/15    120,625
                                                          ----------
                                                             219,570
                                                          ----------

           FINANCIALS -- 25.6%
           300,000   AmeriCredit
                      Corp.(b)            8.500  07/01/15    270,000
           125,000   GMAC, LLC            6.875  08/28/12    112,798
           115,000   Leucadia National
                      Corp.               7.125  03/15/17    108,675
           100,000   Leucadia National
                      Corp.               8.125  09/15/15    101,375
           100,000   Realogy Corp.(b)    10.500  04/15/14     83,375
                                                          ----------
                                                             676,223
                                                          ----------

           INDUSTRIALS -- 11.2%
           100,000   Park-Ohio
                      Industries, Inc.    8.375  11/15/14     93,750
           100,000   USG Corp.            7.750  01/15/18    101,445
           100,000   Webtec Corp.         6.875  07/31/13    100,500
                                                          ----------
                                                             295,695
                                                          ----------

           INFORMATION TECHNOLOGY -- 9.9%
           150,000   Anixter
                      International,
                      Inc.                5.950  03/01/15    138,000
           125,000   Seagate
                      Technology
                      HDD Holdings        6.800  10/01/16    123,438
                                                          ----------
                                                             261,438
                                                          ----------

           TELECOMMUNICATIONS -- 3.8%
           100,000   Qwest
                      Communications
                      International,
                      Inc.                7.250  02/15/11    101,500
                                                          ----------
           Total Corporate Bonds
            (Cost $2,062,246)                              2,061,238
                                                          ----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

FLAG INCOME OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                          PRINCIPAL                                 VALUE
                          ---------                               ----------
                          SHORT-TERM INVESTMENTS -- 2.3%
                          MONEY MARKET DEPOSIT ACCOUNT -- 2.3%
                          $61,323         Citibank Money Market
                                           Deposit Account, 4.43%
                                           (Cost $61,323)         $   61,323
                                                                  ----------
                          Total Investments -- 99.0%
                           (Cost $2,612,351)*                     $2,614,972
                          Other Assets & Liabilities, Net -- 1.0%     26,406
                                                                  ----------
                          NET ASSETS -- 100.0%                    $2,641,378
                                                                  ==========

-----------------
(a)Non-income producing security.

(b)Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $456,275 or 17.3% of net assets.

(c)Variable Rate Security.

* Cost for Federal income tax purposes is $2,619,871 and net unrealized appreciation (depreciation) consists of:

              Gross Unrealized Appreciation              $ 49,280
              Gross Unrealized Depreciation               (54,179)
                                                         --------
              Net Unrealized Appreciation (Depreciation) $ (4,899)
                                                         ========

PORTFOLIO HOLDINGS
% OF NET ASSETS


                                     [CHART]


Corporate Bonds                                78.0%
Short-Term Investments and Other Net Assets     3.3%
Common Stock                                   18.7%


See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                                       FLAG INVESTORS   FLAG INVESTORS
                                                                           EQUITY           INCOME
                                                                      OPPORTUNITY FUND OPPORTUNITY FUND
                                                                      ---------------- ----------------
ASSETS
   Investments
    Investments, at cost                                                $13,771,062       $2,612,351
    Net unrealized appreciation (depreciation)                               83,443            2,621
                                                                        -----------       ----------
Total investments, at value                                              13,854,505        2,614,972
   Receivables:
    Shares sold                                                              99,000               --
    Interest and Dividends                                                    6,900           42,011
    Expense reimbursement from adviser                                       29,868           13,727
   Deferred offering costs                                                    3,850            3,843
   Prepaid expenses                                                          11,372           10,406
                                                                        -----------       ----------
Total Assets                                                             14,005,495        2,684,959
                                                                        -----------       ----------
LIABILITIES
   Payables:
    Due to custodian                                                            586              495
   Accrued Liabilities:
    Compliance services fees                                                  2,096              761
    Trustees' fees and expenses                                                   4               --
    Distribution fees                                                           200              123
    Other expenses                                                           54,006           42,202
                                                                        -----------       ----------
Total Liabilities                                                            56,892           43,581
                                                                        -----------       ----------
NET ASSETS                                                              $13,948,603       $2,641,378
                                                                        ===========       ==========
COMPONENTS OF NET ASSETS
   Paid-in capital                                                      $13,822,718       $2,620,118
   Undistributed (distributions in excess of) net investment income           3,482           20,051
   Accumulated net realized gain (loss)                                      38,960           (1,412)
   Unrealized appreciation (depreciation) on investments                     83,443            2,621
                                                                        -----------       ----------
NET ASSETS                                                              $13,948,603       $2,641,378
                                                                        ===========       ==========
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER
 SHARE
   A Shares:
    Net assets                                                          $   951,418       $  440,430
    Shares outstanding                                                       91,842           44,412
    Net asset value per share                                           $     10.36       $     9.92
    Maximum offering price per share                                    $     10.88       $    10.30
   Institutional Shares:
    Net assets                                                          $12,997,185       $2,200,948
    Shares outstanding                                                    1,251,925          220,938
    Net asset value per share                                           $     10.38       $     9.96

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FROM NOVEMBER 30, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                                          FLAG INVESTORS   FLAG INVESTORS
                                                                              EQUITY           INCOME
                                                                         OPPORTUNITY FUND OPPORTUNITY FUND
                                                                         ---------------- ----------------
INVESTMENT INCOME
   Dividend income (net foreign withholding taxes of $601 and $207,
    respectively)                                                           $  49,577        $   9,816
   Interest income                                                             15,343           83,274
                                                                            ---------        ---------
Total Investment Income                                                        64,920           93,090
                                                                            ---------        ---------
EXPENSES
   Investment adviser fees                                                     45,268            8,377
   Administrator fees                                                         107,081           29,410
   Distribution fees
    A Shares                                                                      840              425
   Transfer agent fees
    A Shares                                                                      583              456
    Institutional Shares                                                          970              621
   Custodian fees                                                               6,229            4,264
   Accountant fees                                                              8,000            8,032
   Registration fees                                                            3,642            3,132
   Professional fees                                                           40,353           41,888
   Trustees' fees and expenses                                                    202               53
   Reporting expenses                                                          10,957            3,143
   Compliance services fees                                                    20,770            9,702
   Amortization of offering costs                                              42,348           42,281
   Miscellaneous expenses                                                       7,726            9,909
                                                                            ---------        ---------
Total Expenses                                                                294,969          161,693
   Fees waived and expenses reimbursed                                       (235,668)        (149,400)
                                                                            ---------        ---------
Net Expenses                                                                   59,301           12,293
                                                                            ---------        ---------
NET INVESTMENT INCOME (LOSS)                                                    5,619           80,797
                                                                            ---------        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                     38,960           (1,412)
   Net change in unrealized appreciation (depreciation) on investments         83,443            2,621
                                                                            ---------        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                        122,403            1,209
                                                                            ---------        ---------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                 $ 128,022        $  82,006
                                                                            =========        =========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FROM NOVEMBER 30, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                                            FLAG INVESTORS   FLAG INVESTORS
                                                                                EQUITY           INCOME
                                                                           OPPORTUNITY FUND OPPORTUNITY FUND
                                                                           ---------------- ----------------
OPERATIONS
  Net investment income (loss)                                               $     5,619       $   80,797
  Net realized gain (loss) on investments                                         38,960           (1,412)
  Net change in unrealized appreciation (depreciation) on investments             83,443            2,621
                                                                             -----------       ----------
Increase (Decrease) in Net Assets from Operations                                128,022           82,006
                                                                             -----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
   A Shares                                                                           --           (9,608)
   Institutional Shares                                                           (3,318)         (53,135)
                                                                             -----------       ----------
Total Distributions To Shareholders                                               (3,318)         (62,743)
                                                                             -----------       ----------
CAPITAL SHARE TRANSACTIONS:
  Sale of Shares:
   A Shares                                                                      960,685          607,533
   Institutional Shares                                                       12,880,944        2,127,758
  Reinvestment of distributions:
   A Shares                                                                           --            8,086
   Institutional Shares                                                            3,318           53,135
  Redemption of shares:
   A Shares                                                                          (38)        (174,337)
   Institutional Shares                                                          (21,010)             (60)
                                                                             -----------       ----------
Increase (Decrease) From Capital Transactions                                 13,823,899        2,622,115
                                                                             -----------       ----------
Increase (Decrease) in Net Assets                                             13,948,603        2,641,378
NET ASSETS
  Beginning of Year                                                                   --               --
                                                                             -----------       ----------
  End of Year (a)                                                            $13,948,603       $2,641,378
                                                                             ===========       ==========
 (a) Accumulated undistributed (distributions in excess of) net investment
     income                                                                  $     3,482       $   20,051
                                                                             ===========       ==========
SHARE TRANSACTIONS:
  Sale of shares:
   A Shares                                                                       91,846           61,195
   Institutional Shares                                                        1,253,619          215,672
  Reinvestment of distributions:
   A Shares                                                                           --              809
   Institutional Shares                                                              325            5,272
  Redemption of shares:
   Investor Shares                                                                    (4)         (17,592)
   A Shares                                                                       (2,019)              (6)
                                                                             -----------       ----------
Increase (Decrease) in Shares                                                  1,343,767          265,350
                                                                             ===========       ==========

See Notes to Financial Statements.

                (This page has been left blank intentionally.)

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                    SELECTED DATA FOR A SINGLE SHARE
                          -------------------------------------------------------------------------------------
                                                  NET
                                                REALIZED                        DISTRIBUTIONS             NET
                          NET ASSET    NET        AND       TOTAL    ----------------------------------  ASSET
                            VALUE   INVESTMENT UNREALIZED    FROM     FROM NET  FROM NET      TOTAL      VALUE
                          BEGINNING   INCOME      GAIN    INVESTMENT INVESTMENT REALIZED  DISTRIBUTIONS  END OF
                          OF PERIOD (LOSS) (B)   (LOSS)   OPERATIONS   INCOME    GAINS   TO SHAREHOLDERS PERIOD
                          --------- ---------- ---------- ---------- ---------- -------- --------------- ------
---------------------------------------------------------------------------------------------------------------
FLAG INVESTORS--EQUITY OPPORTUNITY FUND

A SHARES
January 24, 2007 (e)
 through October 31, 2007  $10.41     (0.02)     (0.03)     (0.05)        --       --            --      $10.36

INSTITUTIONAL SHARES
November 30, 2006 (e)
 through October 31, 2007   10.00      0.01       0.38       0.39      (0.01)      --         (0.01)      10.38
---------------------------------------------------------------------------------------------------------------
FLAG INVESTORS--INCOME OPPORTUNITY FUND

A SHARES
January 24, 2007 (e)
 through October 31, 2007  $10.05      0.52      (0.28)      0.24      (0.37)      --         (0.37)     $ 9.92

INSTITUTIONAL SHARES
November 30, 2006 (e)
 through October 31, 2007   10.00      0.53      (0.17)      0.36      (0.40)      --         (0.40)       9.96

-----------------
(a)Annualized for periods less than one year.
(b)Calculated based on average share outstanding during the period.
(c)Not annualized for periods less than one year.
(d)Reflects the expense ratio excluding any waivers.
(e)Commencement of operations.
(f)Total return excludes the effect of applicable sales load.

See Notes to Financial Statements.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                           RATIOS/SUPPLEMENTAL DATA
     --------------------------------------------------------------------

                  NET ASSETS  RATIOS TO AVERAGE NET ASSETS (A)
                  AT END OF  ----------------------------------
                    PERIOD        NET                            PORTFOLIO
       TOTAL        (000'S    INVESTMENT     NET       GROSS     TURNOVER
     RETURN (C)    OMITTED)  INCOME (LOSS) EXPENSES EXPENSES (D) RATE (C)
     ----------   ---------- ------------- -------- ------------ ---------
     ---------------------------------------------------------------------

       (0.48)%(f)  $   951       (0.17)%     1.35%     12.67%        19%


        3.93%       12,997        0.12%      1.10%      5.06%        19%
     ---------------------------------------------------------------------


        2.35%(f)   $   440        5.72%      1.10%     21.92%       247%


        3.55%        2,201        5.80%      0.85%     10.15%       247%

--------------------------------------------------------------------------------

NOTES TO FINANCIALS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

The Flag Investors Equity Opportunity Fund and Flag Investors Income Opportunity Fund (individually, a "Fund" and, collectively, the "Funds"), are each a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Trust currently has twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Each Fund currently offers two classes of shares: A shares and Institutional shares. A Shares commenced operations on January 24, 2007 and Institutional Shares commenced operations on November 30, 2006. Flag Investors Equity Opportunity Fund seeks to achieve long-term growth of capital. Flag Investors Income Opportunity Fund seeks to provide a high level of current income, and secondarily, total return.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION-Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Funds' pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS-Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds

--------------------------------------------------------------------------------

NOTES TO FINANCIALS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

FOREIGN CURRENCY-Foreign currency amounts are translated into US dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Funds may enter into transactions to purchase or sell foreign currencies to protect the US dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

RESTRICTED SECURITIES-The Funds may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in the Schedule of Investments.

DISTRIBUTIONS TO SHAREHOLDERS-Distributions to shareholders of net investment income and net capital gains for the Flag Investors Equity Opportunity Fund, if any, are declared and paid at least annually. Distributions to shareholders of net investment income for the Flag Investors Income Opportunity Fund, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains for the Flag Investors Income Opportunity Fund, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds.

FEDERAL TAXES-The Funds intend to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by

--------------------------------------------------------------------------------

NOTES TO FINANCIALS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

distributing in each calendar year substantially all their net investment income and capital gains, if any, the Funds will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION-The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

Each Fund's class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.

OFFERING COSTS-Offering costs for each Fund of $46,198 and $46,124 for Flag Investors Equity Opportunity Fund and Flag Investors Income Opportunity Fund, respectively, consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Funds. Offering costs expensed for the year ended October 31, 2007 were $42,348 and $42,281 for the Flag Investors Equity Opportunity Fund and the Flag Investors Income Opportunity Fund, respectively.

NEW ACCOUNTING PRONOUNCEMENTS-In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES--AN INTERPRETATION OF FAS 109 ("FIN 48") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets and results of operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Funds' financial statements.

NOTE 3. ADVISORY FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER-Alex Brown Investment Management is the investment adviser (the "Adviser") to the Funds. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Funds at an annual rate of 0.85% for the first $100 million, 0.75% of the next $400 million, and 0.65% of the remaining of the Flag Investors Equity Opportunity Fund average daily net assets, and 0.60% for the first $100 million, 0.55% of the next $400 million, and 0.50% of the remaining of the Flag Investors Income Opportunity Fund average daily net assets.

--------------------------------------------------------------------------------

NOTES TO FINANCIALS
OCTOBER 31, 2007

--------------------------------------------------------------------------------


DISTRIBUTION-Foreside Fund Services, LLC serves as the Funds' distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup Fund Services, LLC ("Citigroup") or its affiliated companies. The Funds have adopted a distribution plan for A shares of the Fund in accordance with Rule 12b-1 of the 1940 Act. Each Fund pays the Distributor and any other entity as authorized by the Board a fee of 0.25% of the average daily net assets of A shares.

For the year ended October 31, 2007, the Distributor received $3,733 and $1,600 of the front-end sales charges assessed on the sale of A Shares of Flag Investors Equity Opportunity Fund and Flag Investors Income Opportunity Fund, respectively. For the year ended October 31, 2007, the Distributor did not retain any contingent deferred sales charge assessed on redemptions of A Shares for the Flag Investor Equity Opportunity Fund and the Flag Investors Income Opportunity Fund.

OTHER SERVICES PROVIDERS

Citigroup provides administration, portfolio accounting, and transfer agency services to the Funds. Certain employees of Citigroup are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Funds. FCS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership interest in the Distributor.

NOTE 4. EXPENSE REIMBURSEMENTS AND FEES WAIVED

The Adviser contractually agreed to waive a portion of its fees and reimburse certain expenses through November 30, 2008 to limit total annual operating expenses to 1.35% for A Shares and 1.10% for Institutional Shares, of the average daily net assets of each respective class of the Flag Investors Equity Opportunity Fund. The Adviser also contractually agreed to waive a portion of its fees and reimburse certain expenses through November 30, 2008 to limit total annual operating expenses to 1.10% for A Shares and 0.85% for Institutional Shares of average daily net assets of each respective class of the Flag Investors Income Opportunity Fund. For the period ended October 31, 2007, fees waived and reimbursed were as follows:

                                       INVESTMENT ADVISER               TOTAL FEES WAIVED
                                       WAIVED\REIMBURSED  OTHER WAIVERS  AND REIMBURSED
                                       ------------------ ------------- -----------------
Flag Investors Equity Opportunity Fund      $203,186         $32,482        $235,668
Flag Investors Income Opportunity Fund       135,696          13,704         149,400

--------------------------------------------------------------------------------

NOTES TO FINANCIALS
OCTOBER 31, 2007

--------------------------------------------------------------------------------


NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, respectively, for the period ended October 31, 2007, were as follows:

                                                 PURCHASES    SALES
                                                ----------- ----------
         Flag Investors Equity Opportunity Fund $14,522,171 $1,008,818
         Flag Investors Income Opportunity Fund   4,224,000  1,675,215

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

Distributions during the fiscal year ended as noted were characterized for tax purposes as follows:

                                                         2007
                                                    ---------------
                                                    ORDINARY INCOME
                                                    ---------------
             Flag Investors Equity Opportunity Fund     $ 3,318
             Flag Investors Income Opportunity Fund      62,743

As of October 31, 2007, distributable earnings (accumulated loss) on a tax basis were as follows:

                                         UNDISTRIBUTED   UNREALIZED
                                           ORDINARY     APPRECIATION
                                            INCOME     (DEPRECIATION)  TOTAL
                                         ------------- -------------- --------
  Flag Investors Equity Opportunity Fund    $64,242       $83,443     $147,685
  Flag Investors Income Opportunity Fund     49,478        (4,899)      44,579

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to deferred audit fees and wash sale losses.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended October 31, 2007. The following reclassification was the result of nondeductible offering costs amortized, and has no impact on the net assets of the Fund.

                                             ACCUMULATED
                                            NET INVESTMENT
                                            INCOME (LOSS)  PAID-IN-CAPITAL
                                            -------------- ---------------
     Flag Investors Equity Opportunity Fund     $1,181         $(1,181)
     Flag Investors Income Opportunity Fund      1,997          (1,997)

--------------------------------------------------------------------------------

NOTES TO FINANCIALS
OCTOBER 31, 2007

--------------------------------------------------------------------------------


NOTE 7. OTHER INFORMATION

On October 31, 2007, shareholders owning more than 10% of the outstanding shares of each class of each Fund are as follows:

                                                              NUMBER OF   % OF
                                                              INDIVIDUAL  CLASS
FUND NAME                                                    SHAREHOLDERS OWNED
---------                                                    ------------ -----
Flag Investors Equity Opportunity Fund--A Shares                  2        36%
Flag Investors Equity Opportunity Fund--Institutional Shares      1        52%
Flag Investors Income Opportunity Fund--A Shares                  4        58%
Flag Investors Income Opportunity Fund--Institutional Shares      2        85%

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OCTOBER 31, 2007

--------------------------------------------------------------------------------

To the Board of Trustees of Forum Funds and Shareholders of:
   Flag Investors Equity Opportunity Fund
   Flag Investors Income Opportunity Fund

We have audited the accompanying statements of assets and liabilities of Flag Investors Equity Opportunity Fund and Flag Investors Income Opportunity Fund (the "Funds"), each a series of Forum Funds, including the schedules of investments as of October 31, 2007, the related statements of operations, statements of changes in net assets and financial highlights for the period from November 30, 2006 (commencement of operations) through October 31, 2007. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flag Investors Equity Opportunity Fund and Flag Investors Income Opportunity Fund as of October 31, 2007, the results of their operations, changes in their net assets and financial highlights for the period from November 30, 2006 (commencement of operations) to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 27, 2007

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
OCTOBER 31, 2007

--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolios is available, without charge and upon request, by calling (800) 805-8258 and on the SEC's website at www.sec.gov. The Funds' proxy voting records for the period of November 30, 2006, which was the commencement of Operations, through June 30, 2007 will be available, without charge and upon request, by calling
(800) 805-8258 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes; redemption fees; and exchange fees and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from the Fund's inception date through October 31, 2007.

ACTUAL EXPENSES-The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES-The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
OCTOBER 31, 2007

--------------------------------------------------------------------------------

or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                              BEGINNING          ENDING       EXPENSES   ANNUALIZED
                                            ACCOUNT VALUE    ACCOUNT VALUE   PAID DURING  EXPENSE
                                          NOVEMBER 30, 2006 OCTOBER 31, 2007   PERIOD*     RATIO*
                                          ----------------- ---------------- ----------- ----------
FLAG INVESTORS--EQUITY OPPORTUNITY FUND
A SHARES
   Actual Return                              $1,000.00        $  986.67        $6.76       1.35%
   Hypothetical Return (5% return before
     expenses)                                $1,000.00        $1,018.40        $6.87       1.35%
INSTITUTIONAL SHARES
   Actual Return                              $1,000.00        $  987.63        $5.51       1.10%
   Hypothetical Return (5% return before
     expenses)                                $1,000.00        $1,019.66        $5.60       1.10%
FLAG INVESTORS--INCOME OPPORTUNITY FUND
A SHARES
   Actual Return                              $1,000.00        $  985.02        $5.50       1.10%
   Hypothetical Return (5% return before
     expenses)                                $1,000.00        $1,019.66        $5.60       1.10%
INSTITUTIONAL SHARES
   Actual Return                              $1,000.00        $  985.37        $4.25       0.85%
   Hypothetical Return (5% return before
     expenses)                                $1,000.00        $1,020.92        $4.33       0.85%

-----------------
* Expenses are equal to the Funds' annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period (except for the Fund's actual return information which reflects the 280-day and 335-day periods ended October 31 for A Shares and Institutional Shares, respectively, due to their inception date occurring during the period).

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

INCOME DIVIDENDS-The percentage of ordinary income distributions designed as qualifying for the corporate dividend received deduction ("DRD"), the individual qualified dividend rate ("QDI") as defined in Section 1(h)(11) of the Internal Revenue Code, and the qualifying interest income exempt from U.S. tax for foreign shareholders ("QII") is presented below.

                                                  DRD    QDI     QII
                                                 -----  -----  ------
         Flag Investors--Equity Opportunity Fund 64.61% 74.27% 100.00%
         Flag Investors--Income Opportunity Fund  3.74%  3.74% 100.00%

TRUSTEES AND OFFICERS OF THE TRUST-The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
OCTOBER 31, 2007

--------------------------------------------------------------------------------

shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees thirty-two portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex. Mr. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. and Monarch Funds. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling
(888) 767-3524.

                        POSITION WITH    LENGTH OF                 PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH    THE TRUST     TIME SERVED                  DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
 J. Michael Parish     Chairman of the Trustee since  Retired; Partner, Wolf, Block, Schorr and Solis-
 Born: 1943            Board;          1989 (Chairman Cohen, LLP (law firm) 2002-2003; Partner,
                       Trustee;        since 2004)    Thelen Reid & Priest LLP (law firm) 1995-2002.
                       Chairman,
                       Compliance
                       Committee,
                       Nominating
                       Committee and
                       Qualified Legal
                       Compliance
                       Committee
-------------------------------------------------------------------------------------------------------
 Costas Azariadis      Trustee;        Since 1989     Professor of Economics, Washington University
 Born: 1943            Chairman,                      (effective 2006); Professor of Economics,
                       Valuation                      University of California-Los Angeles 1992-2006.
                       Committee
-------------------------------------------------------------------------------------------------------
 James C. Cheng        Trustee;        Since 1989     President, Technology Marketing Associates
 Born: 1942            Chairman, Audit                (marketing company for small- and medium-sized
                       Committee                      businesses in New England).
-------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
 John Y. Keffer        Trustee;        Since 1989     President, Forum Foundation (a charitable
 Born: 1942            Chairman,                      organization) since 2005; President, Forum Trust,
                       Contracts                      LLC (a non-depository trust company) since 1997;
                       Committee                      President, Citigroup Fund Services, LLC
                                                      (Citigroup) 2003-2005; President, Forum
                                                      Financial Group, LLC ("Forum") (a fund services
                                                      company acquired by Citibank, N.A. 1999-2003).
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                         POSITION WITH       LENGTH OF                   PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH     THE TRUST        TIME SERVED                    DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------
 OFFICERS
 Simon D. Collier      President;        Since 2005        President, Foreside Financial Group, since April
 Born: 1961            Principal                           2005; President, Foreside Services, Inc. (a staffing
                       Executive Officer                   services firm) since December 2006; President,
                                                           Foreside Compliance Services, LLC, since October
                                                           2005; President, Foreside Management Services,
                                                           LLC, since December 2006; Chief Operating
                                                           Officer and Managing Director, Global Fund
                                                           Services, Citigroup 2003-2005; Managing
                                                           Director, Global Securities Services for Investors,
                                                           Citibank, N.A. 1999-2003.
---------------------------------------------------------------------------------------------------------------
 Trudance L.C. Bakke   Treasurer;        Since 2005        Director, Foreside Compliance Service, LLC since
 Born: 1971            Principal         (Principal        2006; Product Manager, Citigroup 2003-2006;
                       Financial Officer Financial Officer Senior Manager of Corporate Finance, Forum
                                         since August      1999-2003.
                                         2006)
---------------------------------------------------------------------------------------------------------------
 Beth P. Hanson        Vice President;   Since 2003        Relationship Manager, Citigroup since 2003;
 Born: 1966            Assistant                           Relationship Manager, Forum 1999-2003.
                       Secretary
---------------------------------------------------------------------------------------------------------------
 Sara M. Morris        Vice President    Since 2007        Director and Relationship Manager, Citigroup
 Born: 1963                                                since 2004; Chief Financial Officer, The VIA
                                                           Group, LLC (strategic marketing company)
                                                           2000-2003.
---------------------------------------------------------------------------------------------------------------
 Velvet R. Regan       Secretary         Since 2007        Assistant Counsel, Citi Fund Services Ohio, Inc.
 Born: 1978                                                (f/k/a BISYS Fund Services Ohio, Inc.) since
                                                           September 2006: Associate Attorney. Gilmartin
                                                           Magence Camile & Ross, LLP (law firm) February
                                                           2006 through September 2006: Tax
                                                           Administrator, State Street Corporation
                                                           2000-2002.
---------------------------------------------------------------------------------------------------------------

                              INVESTMENT ADVISOR
                       Alex. Brown Investment Management
                                1 South Street
                              Baltimore, MD 21202
                          www.FlagInvestorsFunds.com

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                                P.O. Box 182218
                            Columbus, OH 43218-2218
                       (888) 767-FLAG (3524) (toll free)

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                              Portland, ME 04101
                               www.foresides.com

   This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

FOR MORE INFORMATION

                                 ANNUAL REPORT

                            EQUITY OPPORTUNITY FUND

                            INCOME OPPORTUNITY FUND

                             FLAG INVESTORS FUNDS
                                P.O. BOX 182218
                            COLUMBUS, OH 43218-2218
                        888-767-FLAG (3524) (TOLL FREE)

                                133 - ar - 1007

[LOGO] FLAG INVESTORS

                     EXPERIENCE. COMMITMENT. OPPORTUNITY.

                         [LOGO]                FOUNTAINHEAD
                      KING                     SPECIAL VALUE FUND
Annual Report
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------


          A Message to Our Shareholders..........................  1

          Performance Chart and Analysis.........................  6

          Schedule of Investments................................  8

          Statement of Assets and Liabilities.................... 10

          Statement of Operations................................ 11

          Statements of Changes in Net Assets.................... 12

          Financial Highlights................................... 13

          Notes to Financial Statements.......................... 14

          Report of Independent Registered Public Accounting Firm 18

          Additional Information (Unaudited)..................... 19

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2007
--------------------------------------------------------------------------------

For fiscal year 2007, the Fountainhead Special Value Fund (the "Fund") (KINGX) turned in a return of 0.98%, underperforming its benchmark index, the Russell 2500(TM), which returned 12.71% over the same time period. The Fund was underweighted in materials and in energy stocks, which, as a group, were up 34.09% and 38.36%, respectively, over the twelve months ended 10/31/07. However, since inception, the Fund continued to post solid results, producing an annualized return in the low double-digits (10.29%). For a longer term prospective, the Fund's 5-year and 10-year average annual returns were 16.50%, and 8.01%, respectively, for the period ended 10/31/07. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 800-868-9535. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING EXPENSE RATIO (GROSS) FOR THE PREVIOUS FISCAL YEAR WAS 2.25%. HOWEVER, THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE CERTAIN EXPENSES THROUGH FEBRUARY 28, 2008, TO LIMIT TOTAL ANNUAL FUND OPERATING EXPENSES TO 1.50%. SHARES HELD LESS THAN 180 DAYS WILL BE SUBJECT TO A 1.0% REDEMPTION FEE.)

Performance for the twelve-month period ended 10/31/07 was helped largely by select healthcare stocks and an energy company. The top financial performers for the period included: Biosite, Inc. (BSTE), a medical device company specializing in innovative cardiac tests, which rose 101%; Express Scripts
(ESRX), a pharmacy benefit manager which rose 98%; MedImmune (MEDI), a biotech company which rose 81%; and Hologic, a medical device company specializing in digital mammogram machines, which rose 41%. On the energy side, Petrohawk Energy Corp. appreciated 63% over the twelve-month period.

During the course of the year, two of these holdings entered into agreements to be acquired at significant premiums--Biosite and MedImmune--and were sold from the Fund.

The reasons for the Fund's short-term underperformance are three-fold:

1) The outperformance in the major indices has been driven primarily by performance in three industries: materials, energy, and industries. There has been a tremendous amount of aggressive momentum from investors in these areas. The Fund has been underweighted in these areas, but, for the most part, these are industries where cash flow is very difficult to project and thus have not screened well within our style (which is very cash flow oriented). The Fund is underweighted in these stocks as we believe that they have been expensive on a relative basis for quite some time.

2) The Fund's overweighting in financials has hampered us thus far this year, although we believe that this trend will reverse itself in the near future due to our specific stocks having sound fundamentals which were not recognized by the market during the recent turmoil in financials.

3) Several turnaround candidates that we owned had difficulties engineering a successful turnaround in this environment. These have been sold from the Fund.

Importantly, we strongly believe a manager's performance should be viewed over longer periods of time (i.e., five years or more). Over the long term, it is realistic to believe that a manager's style will go out of favor for short periods of time (i.e. a year or two), but if the manager is an effective stock picker, an investment's long-term results may reflect periods of attractive gains that could potentially offset the shorter periods of underperformance. These pockets of underperformance periodically arise, in particular, when there is excess liquidity in the market causing small bubbles to emerge. Importantly, while the market, as judged by the S&P 500 or the Dow Jones Industrial Average, may appear to have solid performance over those periods, the returns may in reality be driven by only a handful of stocks. For example, in 1998, the S&P 500 Index (the "Index") rose 26.67%. At first glance this appears to be a very attractive return.

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FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2007
--------------------------------------------------------------------------------

However, after dissecting these results, a mere five stocks--Microsoft, Wal-Mart, General Electric, Lucent, and Cisco--contributed to a large return of the Index. In reality, 470 stocks (or 94% of the stocks in the Index) contributed either less than 1% to the Index that year or produced a negative return. The unweighted price performance of the Index was actually a negative 0.49% and the unweighted return for the NYSE was a negative 18.56%. These figures are surprising to many and are in sharp contrast to the returns posted by a handful of stocks in the Index. Technology sector was king and value managers who were not willing to pay exorbitant valuations for stocks were not rewarded. Times were great for tech, but mediocre results were produced for the average non-tech stock through the end of the decade. Many investors seemed to have no perception of what was an acceptable valuation and what was a reasonable rate of return; as a result, the risk/reward for the majority of tech names was heavily tilted in favor of risk. In early 2000 however, that mania ended and technology investors were punished as the bubble burst and the NASDAQ eventually declined by two-thirds from its high. An important lesson that should have been learned from this period was that a number of value managers who underperformed in the late 1990s ultimately chased returns by buying many of the top-performing tech names right at the peak. This actually led to the demise of several value-oriented money managers. It is imperative for a good money manager to stick to a proven investment style and not chase short-term results.

The excess liquidity that once chased tech stocks to nosebleed levels is still present in the financial markets, but found a new home a few years ago in the form of real estate, commodities, materials, and energy. As evidenced by the daily headlines in most newspapers and on TV, the real estate bubble has burst and speculators have been/or are in the process of being flushed from the market. Those who entered the market toward the tail end are exiting with substantial losses. As for commodities, materials, and energy, investors entered into these markets several years ago, primarily for three reasons: 1) the belief that emerging economies and China would demand increasingly more of these products thus bidding up prices; 2) the rapidly growing U.S. housing market would demand more and more resources to be used in construction (such as copper, steel, etc.); and 3) a concern that inflationary pressures in the U.S. were not/are not under control. All of these are rational reasons to buy into these areas; however, we believe that the prices to which these stocks have appreciated over the last eighteen to twenty-four months reflect more than the most optimistic scenarios. Just as tech stocks traded at overextended levels for a prolonged period of time, we believe that this area has too, and the momentum game will eventually end with those late to the party left holding the bag.

It is interesting, just as in 1998, many of the major indices (represented by the S&P 500) can mask what is occurring in the overall market. The average stock as defined by the unweighted geometric average of the S&P 500 has actually struggled this year (see chart below), a fact the casual market observer may not realize. An unweighted geometric average is used to calculate stock indexes. Equal weight is invested in each of the stocks in an index with equal dollar amounts invested in each underlying stock. Because the stocks are equally weighted, one stock's performance will not have a dramatic effect on the performance of the index as a whole. This differs from weighted indices, where some stocks are given more weight than others, usually based on their market capitalizations.


                                         UNWEIGHTED GEOMETRIC
                                 S&P 500  RETURN OF S&P 500
                                 ------- --------------------
                   Year-to-Date:  10.83%         5.18%
                   1 Year:        14.52%         8.38%

-----------------------------------------
*  figures are through 10/31/07

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FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2007
--------------------------------------------------------------------------------


Why should the rapid rise of these commodities-oriented stocks end? While the demand for commodities and energy has increased due to global growth, these stocks have experienced a stratospheric rise in excess of what the macroeconomic conditions have warranted. In terms of the prices of the commodities themselves, at the start of the decade, speculators only accounted for approximately 15% of the volume in the energy markets; today that percentage is well over 55%. Both OPEC and the CEOs of several major oil companies (such as Exxon) stated that oil prices currently exceed where they should fundamentally be trading. However, momentum investors have continued to chase these energy names. In contrast to the technology stocks, which boasted absurd price to earnings (P/E) ratios at the peak in 2000, the rocket fuel for the rise in energy stocks over the last several years has been massive earnings gains. The P/E ratios in the energy complex have stayed in a relatively narrow range, as investors have been reluctant to pay higher multiples for earnings that some view as at or near peak levels. Given that the rise in these issues was predicated upon rapid earnings gains, relatively flat earnings growth does not translate into further stock price appreciation at anywhere near the rates witnessed the last few years. At some point, this game will end. As for the concerns regarding inflation, we believe that inflationary pressures are on the decline and are contained. Over the next several months, this could become more evident and money should flow out of these areas and be redirected into stocks with much more attractive valuations.

As mentioned earlier, while these stocks may have been more reasonably priced several years ago, over the last few years they have not met our buy process, to which we adhere very strictly. Cash flows usually are not very predictable in these industries--which is a key metric in our approach. We believe that money will begin to flow into other sectors with more attractive fundamentals as the momentum wanes among the equities levered to commodities, just as monies began to eventually flow away from tech stocks after a multi-year run in the late 1990s.

We started off the year on a strong note, with MedImmune being acquired at a substantial premium by AstaZeneca, and by solid fundamental performance from several of our other holdings. However, in late June the Fund began to underperform. First, as the credit markets began to tighten and fears regarding mortgage delinquencies and the true value of asset-backed securities began to spread, our exposure to stocks in the financial industry began to impact our performance. Interestingly, most stocks in the financial industry have been painted with the same brush, regardless of whether or not there is any exposure to the mortgage industry or to mortgage-backed securities. For example, Tower Group--a position in the Fund--has minimal, if any, exposure, yet its share price declined substantially after June. Eventually we believe that investors and the market will begin to differentiate between those with and those without exposure to the credit down cycle. Those who have little exposure may see their share prices appreciate due to sound fundamentals as well as from the tailwind which may be created from potential future interest rate cuts.

The third circumstance that negatively impacted the Fund is the corporate timeline of companies that were in a turnaround phase and the turnaround process was pushed out longer than we originally expected or did not materialize. Circuit City Stores, Inc. (-60%); IndyMac Bancorp, Inc. (-35%); Getty Images, Inc. (-29%); Syneron Medical (-29%); Cosi, Inc. (-27%); and E*TRADE Financial Corporation (-20%), all fell within this category. We have since either eliminated these positions from the Fund or are in the process of selling them.

Despite the recent setbacks, we feel very confident about our prospects going forward and believe that our style will quickly come back into favor. In addition to strong company fundamentals (several of which are discussed below), a slowing economy (which tends to favor more defensive industries such as healthcare, where we have an overweighting) and an environment of probable falling interest rates (which will help our financials), could position the Fund well. A final note is that many large-cap companies continue to be flush with significant amounts of cash, yet are faced with future periods of decelerating growth. We believe that

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FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2007
--------------------------------------------------------------------------------

many of these companies will make strategic acquisitions, which could also benefit the Fund. The emergence of aggressive private equity funds in 2006 and in early 2007 crowded out many strategic buyers by bidding up assets too aggressively. We believe that these strategic buyers (many of which are not dependent on the debt markets) will emerge over the next few months.

Several of our stocks have near-term catalysts and are positioned for potential healthy growth and appreciation over the next several quarters. A few examples are listed below. (PAST PERFORMANCE IS NOT AN INDICATOR OF FUTURE RESULTS. THERE IS NO GUARANTEE THE STOCKS MENTIONED BELOW WILL MEET THEIR PROJECTED PRICE TARGETS. FUND HOLDINGS ARE SUBJECT TO CHANGE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE PRICES MENTIONED BELOW; STOCKS MAY BE SOLD AT A LOSS.)

Genzyme Corporation (GENZ) $75.97--A company with solid fundamentals, which we understand management projects to grow its earnings at 20% to 25% over the next five years, yet trades at a reasonable multiple. Its core products are performing very well and the Company may receive four to six significant product approvals over the next 18 months. The Company is also a takeover candidate. We believe the biotech/pharmaceutical industry may continue to consolidate over the next several years.

Hologic, Inc. (HOLX) $67.93--A stock which has appreciated over 65% since we originally purchased it. The Company just completed a major acquisition, which could position it as a powerful women's healthcare company experiencing very healthy earnings growth over the next few years. HOLX continues to take market share from its main competitor, General Electric, and is benefiting from an upgrade to digital mammography machines (from analog).

McGraw-Hill Companies, Inc. (The)(MHP) $50.04--A recent purchase where we believe significant upside exists. The Company grew its earnings at 26% in the most recent quarter despite a difficult environment in its financial division (which is Standard & Poor's). Its educational division continues to post outstanding results.

Bare Escentuals Inc. (BARE) $24.70--BARE is a rapidly growing cosmetics company trading at 21x 2008 estimates, but growing earnings at a rate of 25%. It is one of the most profitable companies in its industry with gross margins north of 70% and operating margins of nearly 35%.

Wright Medical Group, Inc. (WMGI) $26.50 - WMGI is a cutting edge orthopedics company that specializes in hip and knee replacements as well as extremities implants. The stock is up 31% since it was purchased. The Company continues to grow its hip, extremities, and orthobiologics businesses at rates well above market growth.

Pharmaceutical Product Development, Inc. (PPDI) $42.24--PPDI is a pharmaceutical contract research organization, which also has a drug pipeline (highly differentiated within its peer group). It is considered the highest quality provider in its industry and it also boasts the highest margins. The industry as a whole should do very well over the next several years, benefiting from the requirement of extra safety trials in the drug arena due to well-publicized problems such as Vioxx.

Tower Group, Inc. (TWGP) $30.19--A rapidly growing property and casualty insurance company that has had success in identifying underserved markets and consequently being able to dictate very profitable pricing terms. The Company also has no operational exposure to the mortgage market and holds a very small number of mortgage-backed securities in its investment portfolio. We understand that management's goal is for 20%+ earnings growth over the next several years. Despite this fact, the Company was trading at 8.6x 2008 estimates as of 10/31/2007.

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FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2007
--------------------------------------------------------------------------------


CIT Group Inc. (CIT) $35.24--One of the nation's oldest and largest commercial finance companies, which is trading at a very low multiple. We believe that its core business is growing at a healthy rate. It appears that the Company does have some mortgage exposure, but the company is exiting this business and has already taken the worst of its hits with regards to write-offs. It appears that management would be very well compensated in a merger or other transaction; thus management's and shareholders' goals are well aligned to maximize shareholder value.

In addition, we believe that the recent sell-off has given us the opportunity to look at some stocks which we believe offer very favorable risk/reward profiles, thus we may be adding some new names to the portfolio. We strongly believe that the Fund will have a nice recovery and that we are well positioned to generate strong results in 2008.

We appreciate your support and loyalty and always welcome any questions.

Sincerely,

/s/ Roger E. King, CFA              /s/ Leah R. Bennett
Roger E. King, CFA                  Leah R. Bennett, CFA
Chairman and President              Managing Director
King Investment Advisors, Inc.      King Investment Advisors, Inc.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGERS AS OF OCTOBER 31, 2007, AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST THE SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

THE FUND'S INVESTMENTS IN SMALL- AND MEDIUM-SIZED COMPANIES INVOLVE GREATER RISK THAN INVESTING IN LARGER, MORE ESTABLISHED COMPANIES SUCH AS INCREASED VOLATILITY OF EARNINGS AND PROSPECTS, HIGHER FAILURE RATES, AND LIMITED MARKETS, PRODUCT LINES OR FINANCIAL RESOURCES. IN ADDITION, THE FUND'S PORTFOLIO MAY BE OVERWEIGHTED IN AN INDUSTRY SECTOR IN WHICH ANY NEGATIVE DEVELOPMENT AFFECTING THAT SECTOR WILL HAVE A GREATER IMPACT ON THE FUND'S PERFORMANCE.

Price/Earnings ratio (p/e) is the value of a company's stock price relative to company earnings. The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries. One cannot invest directly in an index or an average.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
PERFORMANCE CHART AND ANALYSIS
OCTOBER 31, 2007
--------------------------------------------------------------------------------


                                           AVERAGE ANNUAL TOTAL RETURN

                                           ONE YEAR  FIVE YEAR 10 YEAR
                                           --------  --------- -------
           Fountainhead Special Value Fund   0.98%     16.50%    8.01%
           Russell 2500 Index               12.71%     19.39%   10.02%

                         [CHART]

                Fountainhead      Russell       Russell
                  Special          2500          Midcap
                 Value Fund        Index         Index
               -------------     ---------     ---------
12/31/1996       $10,000          $10,000       $10,000
 1/31/1997        10,420           10,276        10,374
 2/28/1997        10,830           10,124        10,358
 3/31/1997        10,140            9,665         9,918
 4/30/1997         9,860            9,788        10,165
 5/31/1997        10,870           10,689        10,907
 6/30/1997        11,560           11,125        11,263
 7/31/1997        11,990           11,777        12,203
 8/31/1997        11,860           11,941        12,071
 9/30/1997        12,950           12,722        12,759
10/31/1997        13,370           12,151        12,263
11/30/1997        13,070           12,205        12,555
12/31/1997        13,665           12,436        12,901
 1/31/1998        13,432           12,246        12,658
 2/28/1998        14,756           13,135        13,647
 3/31/1998        15,909           13,711        14,295
 4/30/1998        16,475           13,763        14,330
 5/31/1998        15,757           13,124        13,887
 6/30/1998        16,232           13,140        14,079
 7/31/1998        15,423           12,237        13,408
 8/31/1998        11,977           9,929         11,263
 9/30/1998        12,230           10,634        11,992
10/31/1998        12,745           11,215        12,810
11/30/1998        12,482           11,771        13,416
12/31/1998        13,180           12,484        14,203
 1/31/1999        13,968           12,462        14,179
 2/28/1999        14,241           11,643        13,707
 3/31/1999        15,353           11,893        14,137
 4/30/1999        16,535           12,956        15,181
 5/31/1999        17,384           13,158        15,137
 6/30/1999        18,668           13,842        15,671
 7/31/1999        19,011           13,570        15,241
 8/31/1999        18,931           13,146        14,846
 9/30/1999        20,214           12,950        14,324
10/31/1999        23,105           13,234        15,003
11/30/1999        26,380           13,981        15,435
12/31/1999        30,753           15,498        16,793
 1/31/2000        29,423           15,141        16,237
 2/29/2000        30,879           17,328        17,485
 3/31/2000        30,376           17,063        18,486
 4/30/2000        27,548           16,145        17,611
 5/31/2000        25,369           15,371        17,145
 6/30/2000        27,485           16,380        17,652
 7/31/2000        26,060           15,963        17,454
 8/31/2000        27,893           17,338        19,127
 9/30/2000        26,615           16,774        18,854
10/31/2000        28,501           16,313        18,563
11/30/2000        24,217           14,878        16,892
12/31/2000        25,921           16,159        18,178
 1/31/2001        30,564           16,690        18,471
 2/28/2001        27,661           15,615        17,346
 3/31/2001        25,269           14,759        16,270
 4/30/2001        26,586           16,062        17,662
 5/31/2001        27,661           16,545        17,991
 6/30/2001        27,891           16,780        17,821
 7/31/2001        27,175           16,180        17,311
 8/31/2001        24,822           15,650        16,646
 9/30/2001        21,088           13,625        14,638
10/31/2001        21,267           14,329        15,218
11/30/2001        22,520           15,488        16,493
12/31/2001        23,850           16,356        17,156
 1/31/2002        20,461           16,153        17,053
 2/28/2002        18,313           15,870        16,872
 3/31/2002        19,310           16,968        17,884
 4/30/2002        17,967           16,924        17,537
 5/31/2002        17,469           16,429        17,339
 6/30/2002        15,269           15,503        16,176
 7/31/2002        13,466           13,653        14,598
 8/31/2002        13,901           13,694        14,678
 9/30/2002        12,967           12,609        13,323
10/31/2002        13,466           13,020        13,997
11/30/2002        13,709           14,083        14,969
12/31/2002        13,338           13,446        14,379
 1/31/2003        13,121           13,088        14,088
 2/28/2003        12,954           12,774        13,902
 3/31/2003        13,108           12,896        14,039
 4/30/2003        14,451           14,045        15,058
 5/31/2003        16,011           15,426        16,437
 6/30/2003        16,867           15,721        16,603
 7/31/2003        17,903           16,566        17,150
 8/31/2003        17,980           17,332        17,895
 9/30/2003        18,428           17,097        17,670
10/31/2003        19,400           18,448        19,019
11/30/2003        20,218           19,142        19,553
12/31/2003        21,394           19,565        20,139
 1/31/2004        22,136           20,278        20,724
 2/29/2004        22,724           20,592        21,170
 3/31/2004        23,351           20,716        21,175
 4/30/2004        22,891           19,721        20,397
 5/31/2004        22,878           20,123        20,903
 6/30/2004        22,162           20,785        21,482
 7/31/2004        21,740           19,576        20,542
 8/31/2004        22,136           19,526        20,631
 9/30/2004        22,699           20,262        21,301
10/31/2004        22,405           20,724        21,888
11/30/2004        23,735           22,272        23,222
12/31/2004        24,758           23,144        24,211
 1/31/2005        23,990           22,366        23,611
 2/28/2005        23,760           22,872        24,341
 3/31/2005        23,671           22,417        24,149
 4/30/2005        22,724           21,409        23,380
 5/31/2005        23,568           22,704        24,500
 6/30/2005        25,256           23,431        25,159
 7/31/2005        25,806           24,815        26,485
 8/31/2005        25,755           24,445        26,300
 9/30/2005        25,857           24,576        26,648
10/31/2005        25,205           23,813        25,848
11/30/2005        26,753           24,963        26,995
12/31/2005        27,673           25,020        27,274
 1/31/2006        28,198           26,790        28,675
 2/28/2006        27,533           26,768        28,641
 3/31/2006        28,236           27,808        29,350
 4/30/2006        29,029           27,906        29,556
 5/31/2006        27,315           26,588        28,561
 6/30/2006        27,057           26,601        28,594
 7/31/2006        26,288           25,764        27,969
 8/31/2006        26,634           26,417        28,679
 9/30/2006        27,351           26,739        29,198
10/31/2006        28,619           28,024        30,348



THE ABOVE CHART REFLECTS THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT, INCLUDING REINVESTED DIVIDENDS AND DISTRIBUTIONS, IN FOUNTAINHEAD SPECIAL VALUE FUND (THE "FUND"), COMPARED WITH BROAD-BASED SECURITIES MARKET INDICES, OVER THE PAST TEN FISCAL YEARS. THE RUSSELL 2500 INDEX MEASURES THE PERFORMANCE OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000(R) INDEX, WHICH REPRESENTS APPROXIMATELY 16% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE TOTAL RETURN OF THE FUND INCLUDES OPERATING EXPENSES THAT REDUCE RETURNS, WHILE THE TOTAL RETURN OF THE INDICES DO NOT INCLUDE EXPENSES. THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR INVESTMENT.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 868-9535. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ANNUAL OPERATING EXPENSE RATIO (GROSS) FOR THE PREVIOUS FISCAL YEAR WAS 2.25%. HOWEVER, THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE CERTAIN EXPENSES THROUGH FEBRUARY 28, 2008, TO LIMIT TOTAL ANNUAL FUND

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
PERFORMANCE CHART AND ANALYSIS
OCTOBER 31, 2007
--------------------------------------------------------------------------------

OPERATING EXPENSES TO 1.50%. DURING THE PERIOD, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER.

PRIOR TO SEPTEMBER 17, 2001, THE FUND WAS A SERIES OF AMERIPRIME FUNDS (ANOTHER MUTUAL FUND). THE AMERIPRIME SERIES MAINTAINED SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES AND INVESTMENT POLICIES TO THAT OF THE FUND. AMERIPRIME SERIES WAS MANAGED BY THE ADVISER. THE FUND'S PERFORMANCE FOR THE PERIODS BEFORE
SEPTEMBER 17, 2001, IS THAT OF THE AMERIPRIME SERIES AND REFLECTS THE EXPENSES OF THE AMERIPRIME SERIES. THE ESTIMATED NET EXPENSES OF THE AMERIPRIME WERE EQUAL TO OR LESS THAN THE NET EXPENSES OF THE FUND.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007
--------------------------------------------------------------------------------

                                 SECURITY
              SHARES            DESCRIPTION               VALUE
              ------ --------------------------------- -----------
              COMMON STOCK - 98.0%
              BROKERAGE FIRM - 0.8%
              10,000 FBR Capital Markets Corp. (a)     $   128,000
                                                       -----------
              COMMERCIAL SERVICES - 4.6%
              12,500 Avis Budget Group, Inc. (a)           260,875
              22,000 PHH Corp. (a)                         491,920
                                                       -----------
                                                           752,795
                                                       -----------
              CONSTRUCTION - 2.9%
              34,000 Orion Marine Group (a) (b) (c)        484,500
                                                       -----------
              DEPOSITORY INSTITUTIONS - 1.2%
               3,000 Capital One Financial Corp.           196,770
                                                       -----------
              DIVERSIFIED FINANCIAL SERVICES - 9.3%
              16,500 CIT Group, Inc.                       581,460
              20,000 CompuCredit Corp. (a)                 398,600
              29,000 Discover Financial Services           559,700
                                                       -----------
                                                         1,539,760
                                                       -----------
              DRUGS/PHARMACEUTICAL PREPARATIONS - 13.4%
               8,000 Cephalon, Inc. (a)                    589,920
              13,000 Forest Laboratories, Inc. (a)         507,910
              14,600 Genzyme Corp. (a)                   1,109,162
                                                       -----------
                                                         2,206,992
                                                       -----------
              ENERGY - 3.8%
              33,500 Petrohawk Energy Corp. (a)            619,750
                                                       -----------
              HEALTHCARE SERVICES - 6.4%
              25,000 Pharmaceutical Product
                      Development, Inc.                  1,056,000
                                                       -----------
              INSURANCE CARRIERS - 19.5%
              46,300 CastlePoint Holdings, Ltd. (d)        539,395
              25,000 CastlePoint Holdings, Ltd.            291,250
              26,300 First Mercury Financial Corp. (a)     582,545
              29,400 Genworth Financial, Inc.              802,620
              32,900 Tower Group, Inc.                     993,251
                                                       -----------
                                                         3,209,061
                                                       -----------
              MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
               PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 5.4%
              13,000 Hologic, Inc. (a)                     883,090
                                                       -----------

                                SECURITY
               SHARES          DESCRIPTION              VALUE
               ------ ------------------------------ -----------
               MEDIA - 3.3%
               11,000 McGraw-Hill Cos., Inc.         $   550,440
                                                     -----------
               MEDICAL PRODUCTS - 11.2%
               16,500 St. Jude Medical, Inc. (a)         672,045
               44,000 Wright Medical Group, Inc. (a)   1,166,000
                                                     -----------
                                                       1,838,045
                                                     -----------

               NONDEPOSITORY CREDIT INSTITUTIONS - 3.3%
                14,200   The First Marblehead Corp.         551,386
                                                        -----------
               PERSONAL CARE - 3.4%
                23,000   Bare Escentuals, Inc. (a)          568,100
                                                        -----------
               RETAIL - 3.0%
                15,700   OfficeMax, Inc.                    496,905
                                                        -----------
               TECHNOLOGY - 6.5%
                62,000   BancTec, Inc. (a) (b) (c)          496,000
                12,400   Fidelity National Information
                          Services, Inc.                    571,888
                                                        -----------
                                                          1,067,888
                                                        -----------
               TOTAL COMMON STOCK
                (Cost $14,011,078)                       16,149,482
                                                        -----------
               SHORT-TERM INVESTMENT - 2.2%
               MONEY MARKET DEPOSIT ACCOUNT - 2.2%
               371,481   Citibank Money Market
                          Deposit Account, 4.43%
                          (Cost $371,481)                   371,481
                                                        -----------
               TOTAL INVESTMENTS IN SECURITIES - 100.2%
                (Cost $14,382,559)*                     $16,520,963
               Other Assets & Liabilities, Net--(0.2)%      (39,344)
                                                        -----------
               NET ASSETS - 100.0%                      $16,481,619
                                                        ===========

-----------------------------------------
(a)Non-income producing security.
(b)Security fair valued in accordance with procedures adopted by the Board of Trustees.
(c)Security exempt from registration under Rule 144A under the Securities Act of 1933.
   Atthe period end, the value of these securities amounted to $980,500 or 5.9%
     of net assets.
(d)Restricted security not registered under the Securities Act of 1933 other than Rule 144A securities. At the end of the period, the value of these securities amounted to $539,395 or 3.3% of net assets.

                   SECURITY          ACQUISITION DATE ACQUISITION COST
                   --------          ---------------- ----------------
          CastlePoint Holdings, Ltd.     3/26/07          $463,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007
--------------------------------------------------------------------------------

*Cost for Federal income tax purposes is $14,382,559 and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              2,345,322
             Gross Unrealized Depreciation               (206,918)
                                                        ---------
             Net Unrealized Appreciation (Depreciation) 2,138,404
                                                        =========

            PORTFOLIO HOLDINGS
            % OF TOTAL INVESTMENTS
            Brokerage Firm                                     0.8%
            Commercial Services                                4.6%
            Construction                                       2.9%
            Depository Institutions                            1.2%
            Diversified Financial Services                     9.3%
            Drugs/Pharmaceutical Preparations                 13.4%
            Energy                                             3.8%
            Healthcare Services                                6.4%
            Insurance Carriers                                19.4%
            Measuring, Analyzing & Controlling Instruments:    5.3%
            Photographic, Medical & Optical Goods
            Media                                              3.3%
            Medical Products                                  11.1%
            Nondepository Credit Institutions                  3.3%
            Personal Care                                      3.4%
            Retail                                             3.0%
            Technology                                         6.5%
            Short-Term Investments                             2.3%
                                                            -------
                                                            100.00%
                                                            =======

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2007
--------------------------------------------------------------------------------

ASSETS
   Total investments, at value (Cost $14,382,559)                                                    $16,520,963

   Receivables:
    Interest and dividends                                                                                 2,522
   Prepaid expenses                                                                                        8,184
                                                                                                     -----------

Total Assets                                                                                          16,531,669
                                                                                                     -----------

LIABILITIES
   Accrued Liabilities:
    Investment adviser fees                                                                                  335
    Compliance services fees                                                                               2,484
    Trustees' fees and expenses                                                                                6
    Other expenses                                                                                        47,225
                                                                                                     -----------

Total Liabilities                                                                                         50,050
                                                                                                     -----------

NET ASSETS                                                                                           $16,481,619
                                                                                                     ===========

COMPONENTS OF NET ASSETS
   Paid-in capital                                                                                   $14,066,709
   Undistributed (distributions in excess of) net investment income                                      (22,370)
   Accumulated net realized gain (loss) on investments                                                   298,876
   Unrealized appreciation (depreciation) on investments                                               2,138,404
                                                                                                     -----------

NET ASSETS                                                                                           $16,481,619
                                                                                                     ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Based on net assets of $16,481,619 and 730,211 shares outstanding (unlimited shares authorized)   $     22.57
                                                                                                     -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENT OF OPERATIONS
OCTOBER 31, 2007
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividend income                                                       $  91,305
   Interest income                                                          12,901
                                                                         ---------
Total Investment Income                                                    104,206
                                                                         ---------

EXPENSES
   Investment adviser fees                                                 160,916
   Administrator fees                                                       71,873
   Transfer agent fees                                                      27,506
   Custodian fees                                                            8,245
   Accountant fees                                                          26,427
   Registration fees                                                        18,182
   Professional fees                                                        42,831
   Trustees' fees and expenses                                                 795
   Compliance services fees                                                 26,908
   Miscellaneous expenses                                                   22,526
                                                                         ---------

Total Expenses                                                             406,209
   Fees waived                                                            (138,016)
                                                                         ---------
Net Expenses                                                               268,193
                                                                         ---------

NET INVESTMENT INCOME (LOSS)                                              (163,987)
                                                                         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                 454,579
   Net change in unrealized appreciation (depreciation) on investments    (103,558)
                                                                         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                     351,021
                                                                         ---------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                        $ 187,034
                                                                         =========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
OCTOBER 31, 2007
--------------------------------------------------------------------------------

                                                                             YEAR ENDED       YEAR ENDED
                                                                          OCTOBER 31, 2007 OCTOBER 31, 2006
                                                                          ---------------- ----------------
OPERATIONS
   Net investment income (loss)                                             $  (163,987)     $  (143,934)
   Net realized gain (loss) on investments                                      454,579        2,156,843
   Net change in unrealized appreciation (depreciation)                        (103,558)         161,396
                                                                            -----------      -----------
Net Increase (Decrease) in Net Assets from Operations                           187,034        2,174,305
                                                                            -----------      -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                              -          (22,081)
                                                                            -----------      -----------

CAPITAL SHARE TRANSACTIONS
   Sale of shares                                                             2,898,213        1,691,480
   Reinvestment of distributions                                                      -           20,259
   Redemption of shares                                                      (3,532,222)      (3,582,651)
   Redemption fees                                                                  333            1,592
                                                                            -----------      -----------
Increase (Decrease) from Capital Transactions                                  (633,676)      (1,869,320)
                                                                            -----------      -----------

Increase (Decrease) in Net Assets                                              (446,642)         282,904
                                                                            -----------      -----------

NET ASSETS
   Beginning of year                                                         16,928,261       16,645,357
                                                                            -----------      -----------
   End of year (a)                                                          $16,481,619      $16,928,261
                                                                            ===========      ===========

SHARE TRANSACTIONS
   Sale of shares                                                               122,888           78,073
   Reinvestment of distributions                                                      -              959
   Redemption of shares                                                        (150,027)        (166,310)
                                                                            -----------      -----------
Increase (decrease) in Shares                                                   (27,139)         (87,278)
                                                                            ===========      ===========

(a) Accumulated undistributed (distributions in excess of) net investment
  income                                                                    $   (22,370)     $         -
                                                                            ===========      ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS
OCTOBER 31, 2007
--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                                                            YEAR ENDED OCTOBER 31,
                                                            ----------------------------------------------------
                                                               2007        2006        2005      2004       2003
                                                            -------     -------     -------    -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 22.35     $ 19.71     $ 17.52    $ 15.17   $ 10.53
                                                            -------     -------     -------    -------   -------

INVESTMENT OPERATIONS
   Net investment income (loss)                               (0.21)(a)   (0.18)(a)    0.03(a)   (0.13)    (0.01)
   Net realized and unrealized gain (loss) on investments      0.43        2.85        2.15       2.47      4.65
                                                            -------     -------     -------    -------   -------

Total from Investment Operations                               0.22        2.67        2.18       2.34      4.64
                                                            -------     -------     -------    -------   -------

REDEMPTION FEE (a)                                             -   (b)     -   (b)     0.01       0.01      -   (b)
                                                            -------     -------     -------    -------   -------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net Investment Income                                          -       (0.03)          -          -         -
                                                            -------     -------     -------    -------   -------

NET ASSET VALUE, END OF PERIOD                              $ 22.57     $ 22.35     $ 19.71    $ 17.52   $ 15.17
                                                            =======     =======     =======    =======   =======

TOTAL RETURN                                                   0.98%      13.54%      12.50%     15.49%    44.06%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)                 $16,482     $16,928     $16,645    $16,121   $15,178

Ratios to Average Net Assets:
   Net expenses                                                1.50%       1.50%       1.50%      1.50%     1.50%
   Gross expenses (c)                                          2.27%       2.25%       2.19%      1.91%     2.45%
   Net investment income (loss)                               (0.92)%     (0.83)%      0.13%     (0.56)%   (0.20)%

PORTFOLIO TURNOVER RATE                                         133%         95%         95%       133%      116%

-----------------------------------------
(a)Calculated based on average shares outstanding during the period.
(b)Amount rounds to less than $0.01 per share.
(c)Reflects the expense ratio excluding any fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

The Fountainhead Special Value Fund (the "Fund") is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund seeks long-term capital growth through primarily investing in the common stocks of small and medium size companies. Small and medium size companies are those companies with market capitalizations between $250 million and $8.5 billion at the time of their purchase.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND
LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

RESTRICTED SECURITIES - The Fund may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007
--------------------------------------------------------------------------------

be difficult. Information regarding restricted securities held by the Fund is included in the Schedule of Investments.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

REDEMPTION FEES - A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES--AN INTERPRETATION OF FAS 109 ("FIN 48") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of its operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007, and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - King Investment Advisors, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.90% of the Fund's average daily net assets.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007
--------------------------------------------------------------------------------


DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup Fund Services, LLC ("Citigroup") or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

OTHER SERVICE PROVIDERS - Citigroup provides administration, portfolio accounting, and transfer agency services to the Fund. Certain employees of Citigroup are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies for which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership interest in the Distributor.

NOTE 4. EXPENSE REIMBURSEMENTS AND FEES WAIVED

During the year, the Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through February 28, 2008, to limit annual operating expense to 1.50%. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the year ended October 31, 2007, fees waived were:

               INVESTMENT ADVISER
                  FEES WAIVED     OTHER WAIVERS TOTAL FEES WAIVED
               ------------------ ------------- -----------------
                    $137,036          $980          $138,016

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended October 31, 2007, were $23,177,758 and $23,896,828, respectively.

NOTE 6. FEDERAL TAX INFORMATION AND INVESTMENT TRANSACTIONS

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

                                          2007  2006
                                          ---- -------
                          Ordinary Income $  - $22,081

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007
--------------------------------------------------------------------------------


As of October 31, 2007, distributable earnings (accumulated loss) on a tax basis were as follows:

               Undistributed Long-Term Gain           $  298,876
               Unrealized Appreciation (Depreciation)  2,138,404
                                                      ----------
               Total                                  $2,437,280
                                                      ==========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to deferred audit fees.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended October 31, 2007. The following reclassification was the result of net operating losses, and has no impact on the net assets of the Fund.

       Accumulated Undistributed Net Investment Income (Loss) $ 141,617
       Paid-In-Capital                                         (141,617)

NOTE 7. OTHER INFO

On October 31, 2007, one shareholder held approximately 16% of the outstanding shares of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and Shareholders of
Fountainhead Special Value Fund:

We have audited the accompanying statement of assets and liabilities of Fountainhead Special Value Fund (the "Fund), a series of Forum Funds, including the schedule of investments as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fountainhead Special Value Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 27, 2007

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
OCTOBER 31, 2007
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 868-9535 and on the SEC's website at www.sec.gov. The Fund's proxy voting records for the period of July 1, 2006, through June 30, 2007, is available, without charge and upon request, by calling (800) 868-9535 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 through October 31, 2007.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
OCTOBER 31, 2007
--------------------------------------------------------------------------------


                                                  BEGINNING        ENDING       EXPENSES   ANNUALIZED
                                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING  EXPENSE
                                                 MAY 1, 2007  OCTOBER 31, 2007   PERIOD*     RATIO*
                                                ------------- ---------------- ----------- ----------
Actual Return                                     $1,000.00      $  893.50        $7.16       1.50%
Hypothetical Return (5% return before expenses)   $1,000.00      $1,017.64        $7.63       1.50%

-----------------------------------------
* Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

TRUSTEES AND OFFICERS OF THE TRUST - The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees thirty-two portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex.
Mr. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. and Monarch Funds. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 868-9535.

       NAME                 POSITION         LENGTH OF                  PRINCIPAL OCCUPATION(S)
 AND YEAR OF BIRTH       WITH THE TRUST     TIME SERVED                   DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish    Chairman of the Board; Trustee     Retired; Partner, Wolf, Block, Schorr and Solis-Cohen,
Born: 1943           Trustee; Chairman,     since 1989  LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest
                     Compliance Committee,  (Chairman   LLP (law firm) 1995-2002.
                     Nominating Committee   since 2004)
                     and Qualified Legal
                     Compliance Committee
----------------------------------------------------------------------------------------------------------------
Costas Azariadis     Trustee;               Since 1989  Professor of Economics, Washington University (effective
Born: 1943           Chairman, Valuation                2006); Professor of Economics, University of California-
                     Committee                          Los Angeles 1992-2006.
----------------------------------------------------------------------------------------------------------------
James C. Cheng       Trustee;               Since 1989  President, Technology Marketing Associates (marketing
Born: 1942           Chairman, Audit                    company for small- and medium-sized businesses in New
                     Committee                          England).
----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer       Trustee;               Since 1989  President, Forum Foundation (a charitable organization)
Born: 1942           Chairman,                          since 2005; President, Forum Trust, LLC (a
                     Contracts Committee                non-depository trust company) since 1997; President,
                                                        Citigroup Fund Services, LLC (Citigroup) 2003 - 2005;
                                                        President, Forum Financial Group, LLC ("Forum") (a
                                                        fund services company acquired by Citibank, N.A.
                                                        1999-2003).
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
OCTOBER 31, 2007
--------------------------------------------------------------------------------

       NAME               POSITION        LENGTH OF                     PRINCIPAL OCCUPATION(S)
 AND YEAR OF BIRTH     WITH THE TRUST    TIME SERVED                      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------
OFFICERS
Simon D. Collier    President; Principal Since 2005  President, Foreside Financial Group, since April 2005;
Born: 1961          Executive Officer                President, Foreside Services, Inc. (a staffing services firm)
                                                     since December 2006; President, Foreside Compliance
                                                     Services, LLC, since October 2005; President, Foreside
                                                     Management Services, LLC, since December 2006; Chief
                                                     Operating Officer and Managing Director, Global Fund
                                                     Services, Citigroup 2003-2005; Managing Director, Global
                                                     Securities Services for Investors, Citibank, N.A.
                                                     1999-2003.
------------------------------------------------------------------------------------------------------------------
Trudance L.C. Bakke Treasurer; Principal Since 2005  Director, Foreside Compliance Service, LLC since 2006;
Born: 1971          Financial Officer    (Principal  Product Manager, Citigroup 2003-2006; Senior Manager
                                         Financial   of Corporate Finance, Forum 1999-2003.
                                         Officer
                                         since
                                         August
                                         2006)
------------------------------------------------------------------------------------------------------------------
Beth P. Hanson      Vice President;      Since 2003  Relationship Manager, Citigroup since 2003; Relationship
Born: 1966          Assistant Secretary              Manager, Forum 1999-2003.
------------------------------------------------------------------------------------------------------------------
Sara M. Morris      Vice President       Since 2007  Director and Relationship Manager, Citigroup since 2004;
Born: 1963                                           Chief Financial Officer, The VIA Group, LLC (strategic
                                                     marketing company) 2000-2003.
------------------------------------------------------------------------------------------------------------------
Velvet R. Regan     Secretary            Since 2007  Assistant Counsel, Citi Fund Services Ohio, Inc. (f/k/a
Born: 1978                                           BISYS Fund Services Ohio, Inc.) since September 2006:
                                                     Associate Attorney. Gilmartin Magence Camile & Ross,
                                                     LLP (law firm) February 2006 through September 2006:
                                                     Tax Administrator, State Street Corporation 2000-2002.
------------------------------------------------------------------------------------------------------------------

                 [LOGO] KING  King Investment Advisors, Inc.
                              c/o Citigroup Fund Services, LLC
                              P.O. Box 182218
                              Columbus, OH 43218-2218
                              (800) 868-9535

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                    P.O. Box 182218 Columbus, OH 43218-2218

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                              Two Portland Square
                                   1st floor
                             Portland, Maine 04101
                               www.foresides.com

This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

                                  122-ar-1007

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Forum Funds has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,500 in 2006 and $85,000 in 2007.

(b) Audit-Related Fees - The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2006 and $0 in 2007.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $4,750 in 2006 and $6,200 in 2007. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2006 and $4,000 in 2007. These services consisted of security count fees and overrun billing.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each a "Series"). In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser of a Series or an affiliate of the investment adviser, by the Series' principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series' investment adviser or affiliate thereof to the Series' principal accountant for audit and permissible non-audit services are consistent with the principal accountant's independence.

(e) (2) 0%

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the registrant for the Reporting Periods were $4,750 in 2006 and $6,200 in 2007. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the series' investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.

(h) If the Series' investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant engages the Registrant's principal accountant for non-audit services and the engagement relates directly to the operations and financial reporting of the Registrant, the Audit Committee considers such engagement in evaluating the independence of the Registrant's principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of report to shareholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant does not accept nominees to the board of directors from shareholders.

ITEM 11.CONTROLS AND PROCEDURES

(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.EXHIBITS.


(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By  /s/ Simon D. Collier
    --------------------------
    Simon D. Collier,
    Principal Executive
    Officer

Date 12/28/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By  /s/ Simon D. Collier
    --------------------------
    Simon D. Collier,
    Principal Executive
    Officer

Date 12/28/07


By  /s/ Trudance L.C. Bakke
    --------------------------
    Trudance L.C. Bakke,
    Principal Financial
    Officer

Date 12/28/07